                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_|   Confidential, for Use of Commission Only (as permitted by Rule
      14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          SCUDDER NEW EUROPE FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                 IMPORTANT NEWS

                    FOR SCUDDER NEW EUROPE FUND STOCKHOLDERS

[LOGO]

     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a stockholder vote.

                         Q & A:  QUESTIONS AND ANSWERS

Q:   WHAT IS HAPPENING?

A: The Board believes that, in light of the evolution and developments in the European markets, the Fund can be successfully managed as an open-end fund. As a result, the Board of Directors is recommending to stockholders that the Fund be converted to an open-end investment company -- otherwise known as a mutual fund -- a company that continuously offers to redeem shares and to issue new shares. As participants in an open-end fund, shareholders would continue to receive the benefits of management services provided by Scudder Kemper Investments. It is expected that the current management team of the Fund will also remain in place upon the open-ending of the Fund.

     Also in connection with this proposal, the Board is recommending to combine the Fund with Kemper Europe Fund ("KEF"), an open-end fund with substantially similar investment policies managed by Scudder Kemper Investments, Inc. ("Scudder Kemper") (the "Reorganization"). The purpose of the Reorganization is to achieve certain economies of scale for the Fund and enhance its ability to compete in open-end form by taking advantage of the distribution facilities currently in place for KEF. The open-ending proposal is not contingent on the approval of the Reorganization by stockholders of KEF.

Q:   WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A: In addition to voting on the open-ending proposal, you are being asked to approve the amendment and restatement of the Fund's Articles of Incorporation and certain changes in investment restrictions that currently are inconsistent with operation as an open-end fund. You are also being asked to elect nominees who would serve as Directors of the Fund if the open-ending proposal is approved. If the open-ending proposal is not approved, however, you will be asked to reelect incumbent Directors whose terms expire this year. You will also be asked to approve a new Investment Advisory Agreement (which provides for lower advisory fees) with Scudder Kemper Investments to take effect if the open-ending proposal is approved, and to ratify the selection of Ernst & Young LLP as new independent auditors for the Fund.

Q:   HOW WILL THE OPEN-ENDING AFFECT ME AS A FUND STOCKHOLDER?

A: Following the conversion to open-end status, shares acquired while the Fund operated in closed-end form would be redeemable at net asset value subject to a 2% redemption fee (payable to the Fund) during the first year after the Fund's conversion to open-end status. In addition, redemptions of these shares during this period by a stockholder in excess of $250,000 would be paid in-kind at the discretion of the Fund. Exchanges of Fund shares and redemptions in-kind would also be subject to the 2% redemption fee. The Board of Directors strongly believes that these first-year features should help to avoid or mitigate certain possible negative effects to the Fund, including adverse tax consequences to stockholders who elect to remain in the Fund.

Q:   HOW DO THE BOARD MEMBERS RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND OR SCUDDER KEMPER, RECOMMEND THAT YOU VOTE FOR THE OPEN-ENDING PROPOSAL AND RELATED ACTIONS ON THE ENCLOSED PROXY CARD.

Q:   WHOM DO I CALL FOR MORE INFORMATION?

A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-248-2681.


                                     [LOGO]

                         SCUDDER NEW EUROPE FUND, INC.

                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                                                                   May __, 1999


Dear Stockholders:

     We are pleased to invite you to the Annual Meeting of Stockholders (the "Meeting") of Scudder New Europe Fund, Inc. (the "Fund"). The Meeting is scheduled to be held on July 20, 1999, at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), ____ Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, you will be asked to vote on the following matters.

     First, you will be asked to vote on a proposal to convert the Fund from a closed-end investment company to an open-end investment company. Combined with this proposal will be actions to amend and restate the Fund's Articles of Incorporation to provide for the conversion and to change certain of the Fund's investment policies to reflect operations as an open-end fund. In connection with the open-ending proposal, the Board has also decided to combine the Fund with Kemper Europe Fund ("KEF"), an open-end fund with substantially similar investment policies managed by Scudder Kemper Investments, Inc. (the "Reorganization"). The purpose of the Reorganization is to achieve certain economies of scale for the Fund and enhance its ability to compete in open-end form. The open-ending proposal is not contingent on the approval of the Reorganization by stockholders of KEF. Please be assured that none of these proposals involve a change of management or investment style for the Fund. Scudder Kemper is proposed to continue as the Fund's investment manager (see Proposal No. 5) and the current portfolio management team would continue to be responsible for day to day investment decisions.

     Second, you will be asked to approve further amendments to the Fund's Articles of Incorporation to eliminate certain "anti-takeover" provisions that will no longer be necessary once the Fund is converted to an open-end investment company. You will be asked to elect nominees who would serve as Directors of the Fund if the open-ending proposal is approved. If the open-ending proposal is not approved, however, you will be asked to reelect incumbent Directors whose terms expire this year.

     You will also be asked to approve a new Investment Advisory Agreement with Scudder Kemper to take effect if the Fund converts to an open-end form. The Agreement provides for a lower advisory fee rate than that paid under the current Investment Advisory Agreement. Finally, you will be asked to ratify the selection of Ernst & Young LLP as new independent auditors to the Fund for the fiscal year ending October 31, 1999.

     AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD BELIEVE THAT THE PROPOSED CHANGES DISCUSSED IN GREATER DETAIL IN THE ATTACHED PROXY STATEMENT ARE IN THE BEST INTERESTS OF CURRENT STOCKHOLDERS AND RECOMMEND YOU VOTE "FOR" THE OPEN-ENDING AND RELATED PROPOSALS.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote.

Respectfully,

/s/  Nicholas Bratt

Nicholas Bratt

President and Chairman


WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                          SCUDDER NEW EUROPE FUND, INC.

                              --------------------

                    Notice Of Annual Meeting Of Stockholders
                            To Be Held July 20, 1999

                              --------------------

      Please take notice that the Annual Meeting of Stockholders of Scudder New Europe Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York on Tuesday, July 20, 1999 at 9:30 a.m., for the following purposes:

PROPOSAL 1:       To approve or disapprove a proposal to convert the Fund from a closed-end investment company to an open-end investment company, which proposal includes the following:

                  (a) Changing the Fund's subclassification from a closed-end investment company to an open-end investment company;

                  (b) Amending and Restating the Fund's Articles of Incorporation to provide for such conversion; and

                  (c) Changing certain of the Fund's fundamental investment policies to reflect its proposed new subclassification.

PROPOSAL 2:       To approve or disapprove certain further amendments to the
                  Fund's Articles of Incorporation in the event that Proposal 1 is approved.

PROPOSAL 3:       To elect the Board of Directors

                  (a) To elect nominees who will continue to serve on the Board of the Fund in the event that Proposal 1 is not approved; or

                  (b) To elect nominees to serve on the Board of the Fund if Proposal 1 is approved.

PROPOSAL 4:       To ratify the selection of Ernst & Young LLP as independent auditors for the Fund.

PROPOSAL 5:       To approve or disapprove a new Investment Advisory Agreement with Scudder Kemper Investments, Inc. providing for, among other things, a lower advisory fee rate than that paid under the current Investment Advisory Agreement, which Agreement would take effect if Proposal 1 is approved.

      The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof. Holders of record of the shares of common stock of the Fund at the close of business on May 25, 1999 are entitled to vote at the meeting and any adjournments thereof.

                                 By Order of the Board of Directors of the Fund,

                                           John Millette, Secretary

May ___, 1999

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE
                                FOREGOING ITEMS.

--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting.
--------------------------------------------------------------------------------

                          SCUDDER NEW EUROPE FUND, INC.

                                 345 Park Avenue
                            New York, New York 10154

                               -------------------

                         PROXY STATEMENT FOR THE ANNUAL
                             MEETING OF STOCKHOLDERS

                            To Be Held July 20, 1999

                              --------------------

General

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Scudder New Europe Fund, Inc. (the "Fund") for use at the Annual Meeting of the Stockholders, to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154 on Tuesday, July 20, 1999, at 9:30 a.m., and at any adjournments thereof (collectively, the "Meeting").

      This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about May __, 1999 or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

      The presence at any stockholders meeting, in person or by proxy, of the holders of a majority of the votes of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

      Abstentions and broker non-votes will have the effect of a "no" vote on Proposals 1 and 2. Proposal 1 requires the approval of a majority of votes entitled to be cast at the Meeting, while Proposal 2 requires the affirmative vote of 75% of the votes entitled to be cast by stockholders.

      Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposals 3 and 4, which require the approval of the majority of the votes cast at the Meeting.

      Proposal 5 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker non-votes will also have the effect of a "no" vote on Proposal 5 because it requires the approval of a specified percentage of the outstanding shares of the Fund or of the shares of the Fund present at the Meeting.

      Stockholders of the Fund will vote separately with respect to each Proposal.

      Holders of record of the shares of the Fund at the close of business on May 25, 1999 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. The number of shares outstanding for the Fund as of May 25, 1999, was ____________.

      [To the best of the Fund's knowledge, as of May 25, 1999, no shareholder held 5% or more of the Fund's Shares.]

      The Fund provides periodic reports to all of its stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Fund and a copy of any more recent semi-annual report, without charge, by calling 800-349-4281 or writing the Fund, c/o Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154.

      Introduction of Proposals

      All Proposals are uniquely affected by a recent decision of your Board of Directors based on a recommendation of Scudder Kemper Investments, Inc., the Fund's investment adviser ("Scudder Kemper"). The Board has determined to recommend to you that the Fund be converted from closed-end to open-end status (the "Open-End Fund"). This proposal does not involve any change in investment management or investment style of the Fund. In fact, Scudder Kemper is proposed to continue as investment manager of the Fund (see Proposal No. 5), and the current portfolio management team is expected to remain in place upon the open-ending of the fund. As an open-end investment company, the Fund's shares would be redeemable at net asset value on any business day and the Fund could also commence issuance of new shares. Because the issuance of new shares was deemed to be vital to the continued viability of the Fund in open-end status, Scudder Kemper informed the Board that it believed the Fund could be successfully marketed in the network already in place for the Kemper family of funds. In conjunction with the open-ending proposal, the Board also decided that the Fund should be combined with Kemper Europe Fund ("KEF"), an open-end investment company with substantially similar investment policies managed by Scudder Kemper (the "Reorganization") to achieve certain economies of scale and enhance the Fund's ability to compete in open-end form. The Board formally approved open-ending and the Reorganization at its meeting held on April 27, 1999. Immediately after the Reorganization (which would be effected by your Fund's acquiring the assets of KEF), your Fund would assume the name of "Kemper Europe Fund" (the "Reorganized Fund") and begin offering its shares through the sales and distribution mechanisms already established for KEF. The Reorganization is contingent on the approval of the transaction by the stockholders of KEF. If the Reorganization is not so approved, the Fund would continue to be named "Scudder New Europe Fund, Inc."

      In order to accomplish these goals and to place the Fund in the Kemper family of funds, you are being asked to approve the open-ending of the Fund, the amendment and restatement of the Fund's Articles of Incorporation and certain changes in investment restrictions that currently are inconsistent with operation as an open-end fund. In addition, you are being asked to elect nominees who would serve as Directors of the Fund if the open-ending proposal is approved. If the open-ending proposal is not approved, however, you will be asked to reelect incumbent Directors whose terms expire this year. Finally, a new Investment Advisory Agreement is proposed for your consideration, which Agreement is consistent with similar agreements for other Kemper open-end funds, and would be implemented only if Proposal 1 is also approved.

      If the open-ending proposal is approved (and the stockholders of KEF vote to approve the Reorganization with the Fund at a meeting also scheduled to be held on July 20, 1999), the conversion to open-end status and the Reorganization would occur simultaneously on or about September 1, 1999. Therefore, the Fund would remain a closed-end fund until such time. If, however, the open-ending proposal is approved but the Reorganization is not approved by the stockholders of KEF, the Fund intends to proceed with open-ending as soon as practicable, although there can be no assurances of an exact timetable.

PROPOSAL 1: CONVERSION TO AN OPEN-END INVESTMENT COMPANY

Introduction

      The Board, at a meeting held on April 27, 1999, approved the conversion of the Fund from a closed-end investment company to an open-end investment company. As a part of its deliberation with respect to the conversion, the Board also approved an Agreement and Plan of Reorganization pursuant to which the Fund would acquire substantially all of the assets of KEF. Information relating specifically to the Reorganization is provided below. The Fund, as an open-end fund, would allow stockholders to redeem their shares at net asset value. If the Reorganization is approved by KEF stockholders, stockholders of KEF would receive Class A, Class B and Class C shares of the Reorganized Fund, as appropriate, each with substantially the same rights and privileges as the similar class of shares of KEF, while stockholders of the Fund at the time of the Reorganization would receive Class M shares of the Reorganized Fund. If the Reorganization is not approved by the stockholders of KEF, shares of the Fund previously held in closed-end form would nevertheless be renamed "M" shares after the open-ending. In an attempt to minimize adverse income tax consequences for non-redeeming stockholders in the first year of operation as an open-end fund and to discourage short-term trading in a vehicle intended for long-term investment, the Fund would pay in-kind a portion of the proceeds of large redemptions (i.e., redemptions exceeding $250,000) by Class M stockholders. Exchanges of Class M shares for shares of other Kemper Mutual Funds would be limited to transactions that would not result in in-kind redemptions. The Fund would also impose a 2% fee on all redemptions (including redemptions paid in-kind and exchanges) of Class M shares held during the first year after the Fund's conversion to open-end status. At the end of the one year period, Class M shares would automatically convert into Class A shares of the Open-End Fund at no cost to the stockholder. Class A shares, as well as other classes of shares of the Open-End Fund, are described below.

      This Proposal is intended to comply with an undertaking of the Fund's Board contained in the Fund's original Prospectus and By-Laws to consider certain actions relating to the elimination of any substantial discount in the price of the Fund's shares. In addition, the Proposal reflects the recognition by Scudder Kemper of changes in the markets for European equity securities suitable for the Fund and its advice to the Board that the Fund's objectives could be met effectively after the Fund's conversion to open-end status as part of the Kemper family of funds. Specifically, the Fund's Prospectus dated February 9, 1990 provided that:

      The Fund's By-Laws provide that if, at any time during or after the fifth year following the offering made hereby, shares of the Fund's Common Stock publicly trade for a substantial period of time at a substantial discount from the Fund's then current net asset value per share, the Board of Directors of the Fund will consider, at its next regularly scheduled meeting, taking various actions designed to eliminate the discount. The actions considered by the Board of Directors may include periodic repurchases of shares or recommending to stockholders amendments to the Fund's Articles of Incorporation to convert the Fund to an open-end investment company.

      Under the Fund's Articles of Incorporation, the affirmative vote of 75% of the Directors is required to authorize the conversion of the Fund to an open-end investment company. The conversion also requires the affirmative vote of the holders of 75% of the outstanding shares of the Fund, unless the conversion is approved by a vote of 75% of the Continuing Directors, in which event such conversion requires the approval of the holders of a majority of the outstanding shares of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person (other than an investment company advised by the Fund's initial investment manager, namely, Scudder Kemper, or any of its affiliates) who enters or proposes to enter into a "Business Combination" (as defined in the Fund's Articles of Incorporation) with the Fund (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. Since the proposal to open-end the Fund was approved by all of the Continuing Directors of the Fund, a vote of the majority of the outstanding shares of the Fund is now required to effectuate the conversion.

Background

      The Fund commenced operations in 1990. It was organized to offer investors access to smaller and emerging European securities markets and the opportunity to participate in the dynamic changes affecting Europe without the administrative burden associated with purchasing and selling European securities on an individual basis. Emphasis was to be placed on "Specialized Investments," which included equity securities of (i) privately-held European companies, (ii) European companies that have recently made initial public offerings, (iii) government-owned or -controlled European companies that are being privatized,
(iv) smaller publicly-held European companies and (v) companies and joint ventures based in Eastern Europe. Given the market for these securities at the time the Fund was organized -- and reasonable expectations for the development of those markets in the future -- the Fund's classification as a closed-end company was appropriate. Further, at the time of the Fund's organization, relatively few U.S. registered mutual funds invested primarily in European equities, and the policies of the SEC limited a fund's holdings in illiquid securities to 10% of net assets. A closed-end structure, among other things, permits investment in less liquid securities without regard to daily redemption activity and further permits a portfolio to be fully invested. At the same time, however, shares of closed-end investment companies frequently trade at a discount from their net asset value.

      Shares of the Fund have traded at a discount from time to time. During the last three years, the discount has grown to as large as 33.24% (as of August 31, 1998). As of March 31, 1999, the Fund's shares were trading at $19.00 per share and the net asset value was $20.96 per share, resulting in a discount of 9.4%. Notwithstanding this discount, however, the Fund's average annual return since inception through March 31, 1999 has been 9.85% (based on market value) and 12.01% (based on net asset value). The Fund had a one year market return of 36.13% for the period ended December 31, 1998. In terms of actual performance of the Fund's portfolio, the Fund's return was 34.39% for the year ended December 31, 1998.

      The Fund's Board of Directors has regularly monitored the Fund's discount from net asset value and the continuing appropriateness of the Fund's closed-end structure. Scudder Kemper has advised the Board that political, economic and investment developments have rendered the Fund's closed-end structure unnecessary and that the market discount at which the Fund's shares have traded recently may unnecessarily diminish stockholder value. Scudder Kemper believes that there is ample liquidity in most European securities currently of interest to the Fund, including securities that are the subject of initial public offerings and privatizations; the advent of the euro has attracted capital and will facilitate trading in European companies, including smaller companies; the possibility of a joint European stock exchange likely will further enhance liquidity; and, finally, Eastern European businesses -- particularly Russian companies and companies dependent on the Russian economy -- are more speculative, and are likely to remain so for the foreseeable future, than would be attractive to the Fund. On October 28, 1998, Scudder Kemper described for the Board's consideration various alternatives to the Fund's current structure in order to enhance stockholder value and Fund operational efficiencies. The Board requested that Scudder Kemper prepare a detailed proposal regarding the proposed transaction for the next meeting. On January 26, 1999, Scudder Kemper recommended the general terms of a restructuring which is set forth in detail in this Proxy Statement.

      After the consideration of other alternatives that the Board believed not to be in the best interest of the Fund's stockholders, the Board approved in principle a proposal, which was announced in a press release dated January 28, 1999, that the Fund be converted to an open-end investment company and combined with KEF.

     At a meeting held on April 27, 1999, the Board of Directors formally considered and approved the proposal to convert the Fund to open-end status and the Agreement and Plan of Reorganization relating to the combination with KEF. The Board reviewed information and representations presented to it by Scudder Kemper, including information concerning the differences between closed-end and open-end investment companies, the Fund's operations and performance to date, and the possible effects of conversion on the Fund. The Board was informed that the proposal to open-end the Fund would not involve a change of management or investment style for the Fund. Scudder Kemper is proposed to continue as the Fund's investment manager and the current portfolio management team would continue to be responsible for day to day investment decisions. The Board also took into account, among other things, changes in the European markets for investments by the Fund which facilitate its operation as an open-end investment company and the possible impact of these changes on the price at which the Fund's shares trade on the NYSE. Further, the Board was advised by Scudder Kemper, over a period of [several months], that the increased liquidity of portfolio investments in the Fund, the introduction of the euro as a common currency in eleven European countries, and the relative opportunities for investing in highly liquid European securities, will permit the Fund to operate efficiently and in the best interests of its stockholders as an open-end investment company. Scudder Kemper advised the Board that the benefits of elimination of the Fund's discount, together with the right of redemption for stockholders, could be expected to outweigh the potential drawbacks to stockholders resulting from open-ending the

Fund. The Board was informed that, following a conversion, stockholders would be able to redeem their shares at net asset value, less any applicable redemption fees and subject to the ability of the Fund to pay large redemptions in-kind, rather than sell their shares in the secondary market through broker-dealers at a discount to net asset value. Stockholders who receive redemptions in-kind will also be subject to transaction costs associated with the establishment of securities accounts and/or the liquidation of their in-kind redemption proceeds. The Board was also informed that, while conversion to open-end form was expected to result immediately in a reduction in size of the Fund as a consequence of redemption requests, conversion would create the opportunity, which the Fund does not currently enjoy, to achieve the investment benefits associated with greater asset size through sales of Fund shares. Consistent with this latter opportunity, Scudder Kemper will recommend and the Board of the Fund intends to approve with respect to Class B and C Shares, a proposal for those classes to participate in a plan of distribution pursuant to Rule 12b-1 under the 1940 Act. Class A and M shares of the Open-End Fund will not be subject to Rule 12b-1 distribution fees.

      After considering the potential drawbacks of conversion of the Fund to open-end form, the Board determined that (i) the right of redemption of the Fund's shares provided to stockholders; (ii) the elimination of the Fund's discount as a result of such a conversion, (iii) the distribution of the Open-End Fund's shares to investors as part of the Kemper family of funds pursuant to the dealer network already in place for that family of funds and
(iv) the imposition of a 2% redemption fee on redemptions and exchanges (including redemptions-in-kind) of Class M shares were sufficient to outweigh such drawbacks, and that conversion to open-end form and the Reorganization would be in the best interests of the Fund. The Board also determined that the anticipated increase in expenses for the Fund's stockholders, as described below, is an acceptable increase, given certain higher operating costs of an open-end fund, the additional services required to be provided to stockholders of such funds generally and the opportunity for stockholders to recognize net asset value. As a result, the Board unanimously approved the recommendation of Scudder Kemper to submit to stockholders a proposal to convert the Fund from a closed-end investment company to an open-end investment company and to reorganize the Fund as discussed below.

      Stockholders of the Fund are being asked to consider the conversion of the Fund from a closed-end to an open-end investment company and certain related matters in connection with the conversion. If Proposal 1 is approved by the stockholders, the Fund's Articles of Incorporation will be amended to reflect the Fund's status as an open-end investment company and the Fund's sub-classification will be changed from a closed-end investment company to an open-end investment company. Also, certain of the Fund's fundamental investment policies will be changed to reflect the conversion to an open-end investment company. Finally, in a separate transaction, the Fund will acquire KEF's assets in return for shares of the Reorganized Fund and the assumption of KEF's liabilities pursuant to an Agreement and Plan of Reorganization, subject to the approval of KEF stockholders. Shares of the Open-End Fund will be continually offered, subject to a registration statement becoming effective under the Securities Act of 1933, as amended, and the 1940 Act. If Proposal 1 is not approved, however, the Fund will remain a closed-end investment company and there will be no combination with KEF.

      The factors considered by the Board in making its recommendation to convert the Fund from a closed-end fund to an open-end fund are discussed in greater detail below.

      This Proxy Statement contains certain statements that may be deemed to be "forward-looking statements" including, but not limited to, projected expenses and expense ratios. Actual results could differ materially from those projected in the forward-looking statements as a result of actual expenses varying from estimates, changes in assumptions made, and other factors.

Comparison Between Closed-End and Open-End Investment Companies

      Generally, closed-end funds, such as the Fund, neither redeem their outstanding stock nor engage in the continuous sale of new securities. Therefore, a closed-end fund operates with a relatively fixed capitalization. Stockholders who wish to buy or sell shares generally must do so through a broker-dealer, and pay or receive whatever price the market may bear. This price may be more or less than the net asset value per share of the closed-end fund's shares. In contrast, open-end funds issue redeemable securities entitling stockholders to surrender those securities to the fund and receive in return their proportionate share of the value of the fund's net assets (less any redemption fee charged by the fund and any "sales load" if purchased through a broker-dealer). Also, open-end funds generally issue new shares at the fund's net asset value.

      In addition to these structural distinctions between the two types of funds, several other differences exist. These distinctions can give rise to advantages and disadvantages to the Fund if, on the one hand, it remains a closed-end fund or if, on the other hand, it converts to open-end status. Based upon information provided by Scudder Kemper, the Board has considered the advantages and disadvantages to the Fund and its stockholders associated with remaining closed-end or converting to open-end form. The most significant advantages and disadvantages, as identified by Scudder Kemper and perceived by the Board, are discussed below.

Advantages of Converting to an Open-End Investment Company

      1. Elimination of Discount, Redeemability of Shares. If the Fund converts to open-end status, stockholders will be able to realize the value of their shares by redeeming their shares at the then current net asset value of the shares less any applicable redemption fee, rather than at a discount from net asset value (less any brokerage costs) of the type that has characterized the Fund's shares from time to time. The Fund's average annual discount by year computed as of the end of each month is as follows:

                    Calendar Year Month End Averages
          -------------------------------------------------------------
          Date                                         Premium/Discount
          --------------------------------------------------------------
          As of December 31
          1999 (January 1 - March 31)                  - 8.63%
          1998                                         -18.50%
          1997                                         -18.94%
          1996                                         -19.39%
          1995                                         -18.44%
          1994                                         - 9.83%
          1993                                         - 5.31%
          1992                                         -11.39%
          1991                                         -15.54%
          1990 (February 28 - December 31)             -14.18%

      From February 9, 1990 to         , 1999, the Fund's shares have traded on
the NYSE at prices ranging from     % above to        % below net asset value.
On         , 1999, the closing price of a Fund share on the NYSE was      %
below its net asset value.

      Conversion to an open-end investment company will eliminate any discount and will allow stockholders of the Fund to realize promptly net asset value of the Fund's shares (subject to any redemption fee and the costs and potential time delays associated with disposing of securities received in-kind). However, it will also eliminate any possibility that the Fund's shares will trade at a premium over net asset value.

      Stockholders should note that if the proposal to convert the Fund to an open-end investment company is approved by the stockholders, or even upon notice of the Board's approval of conversion, the discount may be reduced prior to the date of conversion to the extent investors may purchase shares in the open market in anticipation of the prospect of the Fund becoming an open-end investment company.

      2. Ability to Raise New Capital Through the Continuous Offering of Common Stock. A closed-end fund is prohibited by the 1940 Act under most circumstances from issuing shares at a discount to net asset value. Therefore, as long as the Fund is trading at a discount to net asset value (and even if shares were to trade at a small premium), it is not generally possible to raise new capital, except by means of a rights offering. To the extent such rights are exercised at less than net asset value, as is usually the case, it would have a dilutive effect on the interests of non-participating stockholders. As an open-end investment company, the Fund would be able to sell shares to the public at net asset value (plus, if applicable, a sales load). Kemper Distributors, Inc. ("KDI"), an affiliate of Scudder Kemper, has advised the Board that it believes that, given the Fund's strong performance record and other factors, shares of the Fund could be successfully marketed in an open-end format, although no assurance can be given as to such results. Moreover, KDI has developed a network through which shares of the Open-End Fund would be distributed as part of the Kemper family of funds.

      The Fund's Board considered this to be an important factor in approving the proposal to convert the Fund to open-end status as it believes that the Open-End Fund's ability to raise additional capital to be critical to the Fund's continuing success as an open-end fund to offset the consequences of redemption requests, and it believes that the Open-End Fund's position in the Kemper family of funds is vital to its market acceptance and the avoidance of confusion with other funds. The ability to raise new capital may allow the Fund to achieve certain economies of scale and may give the Fund additional flexibility to invest assets in furtherance of its investment objective, since with new cash flow the manager is able to reposition the portfolio or take advantage of new opportunities without having to sell other securities.

      3. Voting Rights. If the Fund converts to open-end form and Proposal 2 is approved, the Fund will not hold annual stockholder meetings unless required under the 1940 Act. The shares of the Fund currently are listed on the NYSE. NYSE rules generally provide for annual meetings of the stockholders of listed companies for the election of directors. If the proposal to convert the Fund to an open-end investment company is approved, the Fund's shares will be delisted and voting for the election of Directors will be determined solely by reference to the 1940 Act and to the Maryland General Corporation Law. Subject to the approval of Proposal 2, the Fund will not be required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. By not holding annual stockholder meetings, the Fund will save the cost of preparing proxy materials and soliciting stockholders' votes on the usual proposals contained therein. Based on the number of outstanding shares and stockholders as of the Record Date, such costs could aggregate in the range of approximately $50,000 to $60,000 per year.

      Under the 1940 Act, the Fund would be required to hold a stockholders meeting if the number of Directors elected by the stockholders were less than a majority of the total number of Directors, to fill vacancies if less than two-thirds of the Directors then holding office have been elected by the stockholders, if a change were sought in the fundamental investment policies of the Fund, if a material change were sought in the investment management agreement or in a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, or for certain other matters. A meeting will also be called for the purpose of voting on the removal of a Director at the written request of holders of 10% of the Fund's outstanding shares.

      As more fully described below, the Open-End Fund would continue to hold annual meetings of stockholders for the purpose of electing Directors if Proposal 2 is not approved and the Fund's Board remains divided into three classes.

      The holders of shares of the Fund will continue to have one vote for each share held on each matter submitted to a vote of stockholders if the Fund converts to an open-end investment company, except that each class of shares will have exclusive voting rights on any matter submitted to stockholders that relates solely to its distribution arrangement and separate voting rights on any matter submitted to stockholders in which the interests of one class differ from the interests of any other class.

      4. Stockholder Services. If Proposal 1 is approved and the Fund becomes an open-end investment company, stockholders will have access to additional services. Details of these services will be more fully disclosed in the Preliminary Prospectus and Statement of Additional Information of the Open-End Fund. In addition to the exchange privilege discussed below, these services include:

      - Payroll and Government Direct Deposit Plans. Stockholders will be able to establish a preauthorized investment plan to purchase shares with automatic bank account debiting. Stockholders may automatically invest in shares all or a portion of a stockholders' net pay or government check each payment period.

      - Systematic Exchange Privilege. The owner of $1,000 or more of any class of shares of the Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another Kemper Mutual Fund or money market fund (subject to any applicable redemption fee).

      - Systematic Withdrawal Plan. Stockholders will be able to elect to have monthly, quarterly, semi-annual or annual payments in any fixed amount up to $50,000 ($100 minimum) made to the stockholder, or to anyone else the stockholder properly designates, as long as the account has a current value of at least $5,000 (subject to any applicable redemption fee).

      - Retirement Plans. The Open-End Fund will have available prototype qualified retirement plans for both corporations and for self-employed individuals. It will also have available prototype IRA and SIMPLE IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations.

      5. New York Stock Exchange Listing Fees. If the Fund were to become an open-end fund, it would no longer be listed on the NYSE. Delisting from the NYSE would save the Fund listing fees. Currently, these fees amount to approximately $24,000 per year.

      6. Exchange Privilege. If the Fund converts to an open-end format, stockholders will be allowed to participate in an exchange privilege that allows stockholders of the Fund to exchange their shares for shares of the corresponding class of an open-end Kemper Mutual Fund. Class M stockholders will be able to exchange their shares for Class A Shares of another Kemper Fund. However, Class M stockholders may only exchange shares in an amount less than $250,000, and a 2.0% fee will apply to any exchange of the Fund's Class M shares for the one year period following the conversion. Shares of a Kemper Mutual Fund with a value in excess of $1 million (except Kemper Cash Reserves
Fund) acquired by exchange from another Kemper Fund may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). Shares of a Kemper Fund with a value of $1 million or less (except Kemper

Cash Reserve Fund) acquired by exchange from another Kemper Fund or a Money Market Fund may not be exchanged thereafter until they have been owned for 15 days if, in the investment manager's judgment, the exchange activity may have an adverse effect on the Fund. In particular, a pattern of exchanges that coincides with a "market-timing" strategy may be disruptive to the Fund and therefore may be subject to the 15-Day Hold Policy. In addition, owners of shares of other open-end Kemper Mutual Funds will also be able to exchange their shares for shares of the same class of the Open-End Fund at net asset value. Exchanges of the Open-End Fund's shares for shares of other funds will be a taxable transaction for federal income tax purposes. Details of the exchange privilege will be more fully disclosed in the Preliminary Prospectus and Statement of Additional Information of the Open-End Fund.

      7. Fees and Expenses. If the Fund converts to open-end status, stockholders will also benefit from the payment of lower advisory fees to Scudder Kemper. Stockholders of the Fund currently pay advisory fees ranging from 1.25% to 1.10% based on the Fund's current net assets. Upon conversion, these advisory fees would be lowered to a graduated fee starting at 0.75% of the Open-End Fund's net assets. Stockholders are being asked in Proposal No. 5 to approve a new investment advisory agreement with Scudder Kemper to reflect the lower advisory fees and to implement certain other changes appropriate to operating as an open-end fund. As noted above, however, other costs of maintaining and servicing an open-end investment company and its stockholders are expected to exceed those costs in closed-end fund companies, resulting in an increase in total expenses over the total expenses of the Fund currently. Scudder Kemper has represented to the Board that it will amend its current Investment Advisory Agreement so that the advisory fees of the Open-End Fund do not exceed the lower level of fees described herein in the event Proposal 1 is approved but Proposal 5 is not.

Advantages of Remaining a Closed-End Investment Company

      1. Portfolio Management. Because they do not have to be concerned about maintaining cash to be able to pay redemptions, and because they do not have inflows of new capital from offering new shares, closed-end funds generally may be more fully invested than open-end funds. In contrast, many open-end funds maintain a buffer of cash and highly liquid assets to meet net redemptions, and must consider cash flow needs when making investment decisions. Open-end funds face the possibility of having to liquidate portfolio securities to meet redemption demands at a time when the portfolio manager believes that the market price is low or otherwise wishes to retain the security. Closed-end funds, therefore, may invest with less emphasis on liquidity, and this consideration may contribute to disparities in investment performance between managed open-end and closed-end funds.

      The larger reserves of cash or cash equivalents required to operate as an open-end investment company when net redemptions are anticipated could reduce the Open-End Fund's investment flexibility and the scope of its investment opportunities. The Open-End Fund's portfolio might have to be restructured by selling portfolio securities to accommodate the need for larger reserves of cash or cash equivalents than would otherwise be maintained. In connection with any such restructuring, there may be an increase in transactional costs and portfolio turnover and an adverse effect on investment return.

      Scudder Kemper has advised the Fund's Board that it does not expect significant changes in the Fund's investment strategies as a result of open-ending, and that the Fund's current strategies do not rely primarily on the closed-end format. However, Scudder Kemper believes that to a limited degree in current markets certain investment opportunities in smaller capitalization and less liquid securities that the Fund may currently invest in may not be available to the Fund after conversion to open-end form. This may have a negative impact on the Open-End Fund's total return performance. Scudder Kemper, however, has informed the Board that the Open-End Fund could still be substantially invested in equity securities of European companies in furtherance of its objective and consistent with its investment policies. The open-end format would require management of cash flow for incoming and outgoing cash. It is likely that this difference also may cause a sacrifice in total return performance. However, Scudder Kemper handles cash flow management for other open-end funds, and while cash flow adds a complexity to fund management, Scudder Kemper has advised the Board that it normally should not interrupt portfolio strategy. (See discussion of the Fund's investment strategies and risks, below.)

      2. Liquidity. An open-end investment company is subject to current federal regulatory requirements that no more than 15% of its net assets may be invested in securities that are illiquid. In its closed-end format, the Fund currently operates subject to a self-imposed limit under which it may invest up to 25% of its assets in unlisted securities and securities that are not readily marketable. If the Fund is converted to an open-end fund, it will be restricted from investing more than 15% of its net assets in illiquid securities. While the Open-End Fund would be subject to this liquidity requirement, Scudder Kemper believes that the improved liquidity of the European markets generally and the Fund's portfolio specifically and the relative unattractiveness of smaller, less liquid European markets currently, should enable the Fund to operate in the open-end format. As of December 31, 1998, illiquid securities represented less than 3% of the Fund's net assets.

      3. Expenses; Potential Net Redemptions. Conversion of the Fund to open-end form would result in an immediate increase in the Fund's expenses as a percentage of average net assets ("expense ratio"). While the investment management fee would be decreased from a graduated fee starting at 1.25% (based on current assets the weighted average advisory fee is 1.15%) to a graduated fee starting at 0.75% of average daily net assets (on a pro forma basis assuming the combination of the Fund and KEF with aggregate assets of $417,000,000 as of February 28, 1999, the weighted average advisory fee would be .74%), the Fund would bear certain expenses that it currently does not bear, including an administrative service fee of up to approximately 0.25% of average daily net assets with respect to each class of shares, a higher fund accounting fee, higher transfer agency expenses, increased portfolio transaction expenses, and stockholder communications expenses. If the Fund is converted to an open-end investment company, shares of the Fund currently held by its stockholders will be classified as Class M shares. After conversion, Scudder Kemper projects that the Fund's expense ratio, currently 1.41% (as of October 31, 1998), would increase for Class M shares to approximately 1.42%, assuming no reduction in net assets. These figures do not include extraordinary expenses associated with efforts to restructure the Fund (see note 1 to the "Annual Fund Operating Expenses" table below). Holders of Class A shares of the Fund (into which Class M shares would be converted automatically one year after the open-ending) are expected to incur an expense ratio of approximately 1.36% at the time of such conversion, assuming no reduction in net assets. Since the Open-End Fund's size cannot be predicted at this time, there can be no assurance that the expense ratio will total the amount estimated above.

      Conversion to an open-end investment company could result in immediate redemptions of Fund shares, which could be substantial, and, consequently, result in a marked reduction in the size of the Fund. Conversion to an open-end investment company may create an incentive for stockholders to capitalize on the elimination of the Fund's historical discount by redeeming their shares. In addition, market professionals and other investors who view closed-end funds as arbitrage opportunities could have taken or could take sizable positions in shares of the Fund prior to conversion for the purpose of profiting through redemption immediately following an open-ending. This arbitrage phenomenon could serve to increase the percentage of Fund shares subject to redemption requests. Other closed-end funds that have converted to open-end format have experienced redemptions that exceed sales after conversion, and, in some instances, net redemptions have been substantial. The Fund bears this risk. A decrease in net assets could result in less diversification or in smaller portfolio positions in its investments, which could adversely affect total return performance. In addition, as a result of any decrease in size resulting from redemptions, the Open-End Fund could experience a further increase in its expense ratio. Scudder Kemper projects that if the Fund's net assets decrease by 50% from the present size of $340,436,394 as of December 31, 1998 due to redemption requests, for example, the Fund's expense ratio would increase to approximately 1.45% for Class M shares. A higher expense ratio would lower the Open-End Fund's total return performance.

      Scudder Kemper, and its affiliate KDI, have advised the Board that, while no assurances can be given, they believe that the Fund can be successfully marketed as an open-end fund to attract new assets. As a result, to the extent the Fund is subject to net redemptions in connection with the conversion to open-end format, Scudder Kemper and KDI believe that the Fund ultimately may be able to increase its net assets.

      To mitigate the attendant costs of redemptions, the Fund will impose a fee of 2% on redemptions and exchanges of Class M shares for the one year period following the conversion to open-end status. The purpose of this fee is to reimburse the Open-End Fund for costs incurred in portfolio transactions to meet redemptions and to discourage short-term trading in a vehicle intended for long-term investment. To minimize the tax burden on remaining stockholders from redemptions (see discussion below), the Open-End Fund will also pay a portion of the proceeds of redemptions in-kind for large redemptions by Class M stockholders (i.e., redemptions exceeding $250,000). In-kind redemptions by Class M stockholders are also subject to the 2% redemption fee and will result in the recognition by the redeeming stockholder of gain or loss for federal income tax purposes based upon the difference between the fair market value of the securities received and that stockholder's basis in the shares redeemed.

      Significant net redemptions could cause the Open-End Fund to become too small to be considered economically viable. In such circumstances, the Board would consider alternatives to continuing the Fund's operations, but has no plans to pursue such alternatives at this time.

      4. Potential Tax Consequences. If the Fund experiences net redemptions after converting to open-end form, the Fund would be required to sell portfolio securities. Many of the Fund's portfolio securities have appreciated in value since purchased and, if sold, would result in realization of capital gains. As of February 28, 1999, the unrealized appreciation of the Fund's portfolio securities was $134,069,202. The portfolio activity that may be necessitated by redemption requests following conversion could result in the realization of significant capital gains by the Open-End Fund, in addition to those historically incurred in the ordinary course of the Fund's investment activity, which would be distributed to stockholders. Such distributions would be taxable to the stockholders who receive them. As of February 28, 1999, based on a share's net asset value of $21.19, the Fund had net undistributed realized short-term capital gains of $0 per share and net undistributed realized long-term capital gains of $1.96 per share. Distributed net short-term capital gains are taxable to recipient stockholders as ordinary income and long-term capital gains are taxable as capital gains. Accordingly, the actions of redeeming stockholders may have adverse tax consequences for the Open-End Fund and its remaining stockholders. However, as noted above, the Open-End Fund intends to satisfy large redemption requests (i.e., redemptions exceeding $250,000) by Class M stockholders in-kind in an attempt to minimize the adverse tax consequences resulting from redemptions for non-redeeming stockholders. (The Open-End Fund also will not offer an exchange privilege to Class M stockholders with respect to transactions that would trigger an in-kind redemption.) By paying large redemptions in-kind, the Open-End Fund may avoid having to sell appreciated portfolio securities and realizing capital gains. Therefore, the Open-End Fund may avoid distributing capital gains to remaining stockholders of the Fund as a consequence of large redemptions.

      Even in the absence of conversion, unrealized capital appreciation may be realized in the future. However, if there are redemptions due to the conversion, the gains will be realized sooner than they would have been under the closed-end format. A nonredeeming stockholder who receives a capital gain distribution resulting from sales of portfolio investments necessitated by redemptions in connection with the conversion will realize a smaller gain (or a larger loss) upon a subsequent redemption of shares as the Fund's distribution of such capital gains will reduce the net asset value of the stockholder's shares.

      5. Dividends. The Fund intends to continue to provide the opportunity for stockholders to reinvest dividends and capital gains distributions into additional shares of the Fund in open-end form. Effective upon conversion to an open-end investment company, such reinvestment in shares would be made at net asset value, rather than, as is currently the case, at the lesser of market value plus commissions or net asset value. As a result, stockholders would no longer be able to reinvest distributions into additional shares of the Fund at a discount to net asset value. Class M stockholders will have the opportunity to reinvest dividends and capital gains distributions of the Open-End Fund, if any, into Class A shares of the Fund. Class A shares are not subject to the 2% fee on redemptions or exchanges.

      6. New York Stock Exchange Listing. The Fund is currently listed on the NYSE. Conversion to an open-end fund would result in delisting of the Fund's shares, an event that may be perceived by some as disadvantageous because some investors may consider a listing on the NYSE to be important.

      7. Blue Sky Costs. Because the Fund is listed on the NYSE, the offering of its shares is not required to be registered under the securities laws of most states. As an open-end investment company, the Fund would be required to qualify its shares for sale in the states. KDI, however, has agreed to assume the costs relating to such qualification pursuant to the proposed underwriting and distribution agreement for the Open-End Fund.

      8. Leverage. The ability to borrow is more restricted in the case of open-end funds than it is in the case of closed-end funds. Closed-end funds can also issue preferred stock, while open-end funds cannot.

Comparative Investment Strategies and Risks

      The Fund's investment objective will continue to be long-term capital appreciation upon its conversion to open-end status and the Reorganization with KEF.

      In seeking to achieve its objective, the Fund will also invest primarily, and at least 65% of its total assets, in the equity securities of European companies.

      As part of its evaluation of the Fund's conversion to open-end status, the Board, based on the recommendation of Scudder Kemper, evaluated the investment strategies that had been most beneficial to the Fund in the past and that are expected to be so in the future. Based on that analysis, the Board authorized certain changes to the Fund's investment strategies which are not conditional on the approval of the open-ending proposal or the Reorganization and will be implemented in any event.

      For example, although the Fund will still have the ability to invest in small companies, emerging markets and "specialized investments" (i.e., equity securities of privately-held and small European companies, joint ventures and companies that have recently made an initial public offering), Scudder Kemper believes that it would be more advantageous at this time for the Fund to invest the majority of its assets in the more established and liquid markets of Western and Southern Europe. This change is consistent with Scudder Kemper's view that Eastern European businesses (particularly companies dependent on the Russian economy) are currently more speculative than would be attractive to the Fund. In addition, Scudder Kemper believes that the more developed European markets offer greater opportunities for the Fund at this time. In fact, [the Fund's success to date is attributed in great part to investments made in the more established countries of Western Europe.] The Fund also intends to allocate its investments among at least three European countries at all times, but will no longer be subject to any limitation on the amount of its assets that may be invested in any particular European country. The Fund, however, will retain its nondiversified status which allows it to invest a greater proportion of its assets in the securities of a smaller number of issuers.

      In addition to the above, the Board approved changes to the Fund's strategy for investing in debt securities (including those debt securities rated below investment grade). The Fund will limit its investments in debt securities to 20% of its total assets as opposed to the current 35% limitation. [In this regard, the Board observed that the Fund historically never invested more than 20% of its total assets in debt securities.] Further, the Board agreed with Scudder Kemper's recommendation that the Fund have available a wider array of risk management strategies (i.e., derivatives) to protect against price declines in the value of its portfolio, to manage the effective maturity or duration of fixed-income securities in its portfolio or to enhance potential gain. These strategies will include the use of swaps, caps, floors and collars. In addition, the Board also approved limitations on the Fund's use of options. For example, the Fund may not purchase options unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets, or sell put options if as a result the aggregate value of the obligations underlying such put options would exceed 50% of its total assets. Although authorized to do so, the portfolio managers of the Fund have no current intention to utilize these derivative strategies to a significant extent.

      Additional changes to the Fund's nonfundamental policies are described in the Open-End Fund's Preliminary Prospectus and Statement of Additional Information. Proposed changes to certain fundamental policies of the Fund are described in Section (c) below.

Comparative Expense Information

      The expenses of the Fund and the Open-End Fund will differ. Specifically, the expenses of the Open-End Fund are expected to be higher, notwithstanding the fact that the rate of advisory fees paid to Scudder Kemper will be substantially lower.

      1. Fee Table. Set forth below is a comparison of the Fund's annual operating expenses and stockholder transaction expenses as of October 31, 1998 as a closed-end fund and those expenses that would apply to current stockholders holding Class A, B, C and M shares of the Open-End Fund subsequent to the Reorganization on a pro forma (estimated) basis for the fiscal year ending October 31, 1999. As noted above, stockholders of the Fund will receive Class M shares if the Reorganization is consummated which will automatically convert to Class A shares one year after the Reorganization. The following expense information relating to the Class M shares would also be applicable to the Fund in open-end form if the Reorganization is not approved by the stockholders of KEF.

                         ANNUAL FUND OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                              (CLOSED-END)             (OPEN-END)(1)
                               ----------  -------------------------------------

                                           Class A   Class B   Class C   Class M
                                           -------------------------------------
Management Fees(2) ...........     1.15        .74       .74       .74       .74
Distribution 12b-1
Fees .........................     None       None       .75       .75      None
Other Expenses ...............      .26       1.01      1.16      1.13       .68
Total Fund Operating
Expenses(3) ..................     1.41       1.75      2.65      2.62      1.42

----------

(1) Estimated for the Fund's current fiscal year ending October 31, 1999, based on the proposed fee schedule for open-end operations and expenses incurred by the Fund during its most recent fiscal year. "Other Expenses" do not include extraordinary expenses associated with efforts to restructure the Fund. If such expenses had been included, "Other Expenses" would have been increased to 1.99%, 3.28%, 2.76% and 1.56%, for Class A, B, C and M shares respectively. Also, as reflected below under "Expenses; Potential Net Redemptions," significant redemptions from the Fund would result in an increase of expenses.

(2) As a closed-end fund, the Fund currently pays Scudder Kemper a fee based on the average weekly net assets of the Fund. If this Proposal is approved, the management fee will be calculated on the basis of the Fund's average daily net assets instead of weekly net assets.

(3) Pursuant to proposed agreements with the Open-End Fund, the investment manager, the underwriter, the accounting agent and the transfer agent have agreed, for the one year period commencing on the date of Conversion, to limit their respective fees and to reimburse other operating expenses to the extent necessary to limit total operating expenses of the classes of the Open-End Fund to the levels set forth in the table above. Without taking into effect these expense caps, for the Class A, Class B, Class C and Class M shares of the Open-End Fund: management fees are estimated to be .74% (all classes); 12b-1 fees are estimated to be None, .75%, .75%, and None, respectively; Other Expenses are estimated to be 1.11%, 1.65%, 1.13% and .68%, respectively; and total operating expenses are estimated to be 1.85%, 3.14%, 2.62%, and 1.42%, respectively.

      Set forth below are examples which show the expenses that an investor in the Fund would pay on a $10,000 investment if the Fund remained closed-end compared to those expenses which an investor would incur if the Fund were converted to an open-end format, assuming a 5% annual return, based upon the expense ratios set forth above but without regard to any applicable sales charges or redemption fees.

Scudder Europe Fund as of October 31, 1998 (closed-end form):

Fees and expenses if you sold shares after:

1 Year    $  144
3 Year    $  446

5 Year    $  771
10 Year   $1,691

Fees and expenses if you did not sell your shares:

1 Year    $  144
3 Year    $  446
5 Year    $  771
10 Year   $1,691

Proforma Expense Ratios of Scudder Europe Fund as of October 31, 1999:

Fees and expenses if you sold shares after:

             ------------------------------------
               Class A     Class B     Class C
             ------------------------------------
1 Year          $  743      $  668      $  365
3 Years         $1,094      $1,123      $  814
5 Years         $1,469      $1,605      $1,390
10 Years        $2,519      $2,565      $2,954

Fees and expenses if you did not sell your shares:

             ------------------------------------
               Class A     Class B     Class C
             ------------------------------------
1 Year          $  743      $  268      $  265
3 Years         $1,094      $  823      $  814
5 Years         $1,469      $1,405      $1,390
10 Years        $2,519      $2,565      $2,954

The examples are not an illustration of past or future investment results and should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                        STOCKHOLDER TRANSACTION EXPENSES

                                       (CLOSED-END)            (OPEN-END)
                                       ------------            ----------
Maximum Sales Load Imposed on
   Purchases (as a percentage of
   offering price)............             (1)                    (2)
Maximum Deferred Sales Load...             N/A                    (3)
Maximum Sales Load Imposed on
   Reinvested Dividends.......             (1)                    None
Redemption Fees...............             (1)             2% (Class M only)
Exchange Fee..................             N/A                    (4)

------------

(1) The underwriting spread (sales load) imposed on purchases made during the initial offering period in 1990 was [7]%. Purchases and sales made thereafter on the NYSE or otherwise through broker-dealers were subject to customary brokerage commissions which vary. With respect to shares issued in connection with the Fund's dividend reinvestment plan, to the extent the plan agent is required to purchase shares on the NYSE, stockholders may also incur brokerage commissions.

(2) No sales load will be imposed in connection with the conversion of the Fund from a closed-end to an open-end investment company. However, to the extent current stockholders make purchases of Class A shares after the conversion, such purchases will be subject to a maximum sales load of 5.75%. The maximum sales load is reduced for purchases of $50,000 and over. If the conversion is approved, the Open-End Fund also intends to offer Class B shares and Class C shares which will be described in the Preliminary Prospectus of the Open-End Fund.

(3) The redemption of Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" (as will be described in the Open-End Fund's Preliminary Prospectus) may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase. Class B and C shares will be subject to a maximum deferred sales charge of 4% and 1%, respectively.

(4) Class M shares exchanged for other shares of Kemper Funds pursuant to the Exchange Privilege, as described above, will be subject to the 2% redemption fee at the time of the exchange during the one year period after the conversion of the Fund to open-end form. Class M stockholders may only exchange shares in an amount less than $250,000.

      2. Management Fees. Currently, Scudder Kemper serves as investment manager and receives a monthly investment management fee from the Fund of 1/12 of the average weighted annual advisory fee, currently equal to approximately 1.15%. As proposed, the Open-End Fund would pay Scudder Kemper a monthly investment management fee of 1/12 of the applicable annual rate based upon the average daily net assets for such month as follows:

                                                ANNUAL MANAGEMENT FEE RATES
         AVERAGE DAILY NET ASSETS                      OPEN-END FUND
--------------------------------------------  ---------------------------------
$0 -- $250 million........................                   .75%
$250 million -- $1 billion................                   .72
$1 billion -- $2.5 billion................                   .70
$2.5 billion -- $5 billion................                   .68
$5 billion -- $7.5 billion................                   .65
$7.5 billion -- $10 billion...............                   .64
$10 billion -- $12.5 billion..............                   .63
Over $12.5 billion........................                   .62

      3. Administrative Service Fees. Currently, the Fund does not pay any administrative service fees. As proposed, the Open-End Fund would pay KDI an administrative service fee of up to .25% of average daily net assets of each of Class A, B, C and M shares of the Fund. KDI intends to enter into related arrangements with various broker-dealers and other service or administrative firms that provide services and facilities for their customers or clients of the Open-End Fund. These firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients.

      4. Fund Accounting Fees. Currently, Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper ("SFAC"), computes the net asset value for and provides accounting services to the Fund pursuant to a Fund Accounting Agreement at a rate of [0.06%] of the Fund's assets. As proposed, the Open-End Fund would pay SFAC a fee that is based on the actual services provided, but is expected to equal approximately .10%. The Fund was charged $202,557 by SFAC during the last fiscal year.

      5. Other Operating Fees and New Service Providers. As a closed-end fund, the Fund does not generally incur the types and levels of expenses that an open-end fund does. As proposed, the Open-End Fund would incur higher transfer agency costs, as well as distribution expenses and administrative services fees, along with other costs typically incurred by open-end funds. The Open-End Fund would also enter into agreements with new service providers that currently provide services to KEF and other funds in the Kemper family of funds. In addition to SFAC and KDI who will provide accounting and distribution services, the Open-End Fund would enter into an agreement with Investors Fiduciary Trust Company who will provide transfer agency and dividend paying services to the Fund through its agreement with Kemper Services Company, an affiliate of Scudder Kemper. Ernst & Young LLP would serve as the Open-End Fund's independent auditors (subject to the approval of the stockholders below). The Fund's custodian, however, will remain Brown Brothers Harriman & Co. after the conversion to open-end status.

      6. Redemption Fees. The Open-End Fund will impose a redemption fee of 2.0%, payable to the Fund, on redemptions of all Class M shares during the one year period following the conversion to open-end status, including redemptions in-kind. The purpose of this fee is to compensate the Open-End Fund for certain expenses incurred to meet redemptions and to discourage short-term trading in a vehicle intended for long-term investment.

      7. Redemptions In-Kind. The Open-End Fund will reserve the right to honor any request for redemption by making payment in whole or in part in readily marketable securities. With respect to Class M stockholders, the Open-End Fund intends to pay the proceeds of large redemption requests (i.e., redemptions exceeding $250,000) in-kind. Class M stockholders who redeem their shares in-kind will also be charged a 2% redemption fee for a period of one year from the date of the conversion to open-end status. The Open-End Fund will value such securities at the same value used to determine net asset value and will select the securities to be distributed in such manner as the Board of Directors may deem fair and equitable. Such in-kind redemptions will result in the redeeming stockholder recognizing gain or loss for federal income tax purposes. Stockholders receiving securities and selling them could receive less than the redemption value of such securities and will further incur certain transaction costs related to transfer and delivery of the securities to the stockholders from the Open-End Fund (i.e., certain custody and transfer-related expenses), which will be deducted from the redemption proceeds. Such expenses may total more than 1% of the net asset value of the shares redeemed. Such stockholders will also incur transaction costs upon the disposition of the securities redeemed. Such a redemption would not be as liquid as a redemption entirely in cash.

      The Open-End Fund will require, in the case of any redemption effected in-kind, that the redeeming stockholder provide information concerning the arrangements that the stockholder has made to accept the delivery of portfolio securities. Such arrangements as well as others related to such arrangements are the responsibility of the redeeming stockholder. In the alternative, a stockholder may appoint a liquidating agent for purposes of effecting the liquidation of such securities. Any liquidation of securities will be at the expense and risk of the stockholder, who bears the market risk of holding the securities pending liquidation and further will be responsible for the costs and expenses of liquidation, which will be deducted from the liquidation proceeds. The liquidating agent will not be able to assure that the liquidation is effected at any given time or price.

Combination of the Fund with Kemper Europe Fund

      Subject to stockholder approval of Proposal No. 1, the Board of Directors has approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") in the form of Exhibit B. The Reorganization Agreement provides for the acquisition by the Fund of the assets of KEF. The Board of Directors has determined that the Fund's opportunities for successful operation as an open-end fund depend upon its ability to operate as part of the Kemper family of funds and to distribute its shares in an effort to offset or mitigate any impact of redemptions which can be expected to occur at the time of the conversion to open-end form and on a continuous basis as part of the normal operation of an open-end fund. In addition, the Board believes that the Reorganization will enhance the Fund's ability to compete in open-end form and may result in the realization of certain economics of scale.

      The Reorganization contemplates that (i) KEF will transfer all of its assets to the Reorganized Fund, in exchange for Class A, B and C shares of the Reorganized Fund and the assumption by the Reorganized Fund of the liabilities of KEF; (ii) distribution by KEF to its stockholders of the Class A, B, and C shares of the Reorganized Fund (including any fractional shares) equal in value to such stockholders' KEF shares; (iii) conversion of the outstanding shares of the Fund immediately prior to the Reorganization to a number of the Open-End Fund's Class M shares (including any fractional shares) equal in value and number to stockholders' Fund shares; and (iv) the subsequent termination of KEF and cancellation of the outstanding shares of KEF.

      The Board of Directors has considered the benefits and costs of the Reorganization and determined that the Reorganization is in the best interests of the Fund and that the interests of existing stockholders will not be diluted as a result of the Reorganization. Scudder Kemper believes that both the open-ending and the Reorganization are desirable for the following reasons:

      1. KEF, a relatively new fund of moderate size, is already the subject of a meaningful number of dealer agreements from which the Open-End Fund would benefit going forward;

      2. KEF's transfer agent is equipped to maintain relationships with selected dealers, including those broker-dealers that hold record ownership of current Fund shares;

      3. KEF's 12b-1 plan, which can be made applicable to certain of the Open-End Fund's classes (as discussed above) after conversion to open-end status (assuming the stockholders approve), would be important in compensating dealers and others who would be expected to explain the Open-End Fund's new form of operations to investors; and

      4. the Fund would adopt KEF's management fee structure which is geared to the market for open-end funds investing in European equities and is lower than that of the Fund's.

      2. Procedures For Reorganization. In connection with the Reorganization, after the close of business on the date of effectiveness of the Reorganization (the "Effective Date"), (i) KEF will transfer all of its assets to the Reorganized Fund, in exchange for Class A, B, and C shares of the Reorganized Fund and the Reorganized Fund will assume the liabilities of KEF; (ii) KEF will distribute to its stockholders Class A, B and C shares of the Reorganized Fund (including any fractional shares) equal in value to such stockholders' KEF shares; (iii) upon the effectiveness of the Amended and Restated Articles of Incorporation the Fund's shares will convert to a number of the Reorganized Fund's Class M shares (including any fractional shares) equal in value and number to stockholders' Fund shares; and (iv) KEF will terminate and its outstanding shares will be canceled. Certificates for shares of the Fund issued prior to the Reorganization will represent the same number of Class M shares. After the expiration of the one year period following the Reorganization, Class M shares will automatically convert into Class A shares based on their relative net asset values and all outstanding certificates previously representing Class M shares will represent Class A shares. The Reorganized Fund will then operate in the same manner and with the same investment objectives and policies of the Fund, giving effect to the results of the stockholder votes on the other Proposals.

      If approved by stockholders of KEF, it is expected that the Reorganization will be made effective on or about September 1, 1999, but it may be effective at a different time.

      3. Federal Income Tax Consequences. The following is a general discussion of the material federal income tax consequences of the Reorganization to stockholders of the Fund. The discussion set forth below is for general information only and may not apply to a stockholder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization, a foreign person or one who acquired shares of the Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to stockholders who hold their Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Stockholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

      The Reorganization is intended to qualify as a "reorganization" within the meaning of section 368(a)(1) of the Code. As a condition to closing, the Fund and KEF will receive an opinion of Willkie Farr & Gallagher that under the Code the acquisition by the Fund of the assets of KEF and the distribution of the Reorganized Fund's shares to KEF stockholders pursuant to the Reorganization will not give rise to the recognition of gain or loss for federal income tax purposes to the Fund, KEF, the Reorganized Fund, or the stockholders of the Fund and KEF. A stockholder's adjusted basis for federal income tax purposes in shares of the Reorganized Fund after the Reorganization will be the same as his or her adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period of the shares of the Reorganized Fund received by the stockholders of the Fund will include the holding period of shares of the Fund exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets.

Conversion to an Open-End Investment Company

      (a) Changing Sub-Classification

      The conversion of the Fund to an open-end investment company will be accomplished, subject to stockholder approval, by: (i) the filing of Amended and Restated Articles of Incorporation for the Fund with the State Department of Assessments and Taxation of Maryland and (ii) changing the Fund's subclassification under the 1940 Act from a closed-end investment company to an open-end investment company. In addition, since shares of an open-end investment company are offered to the public on a continuous basis, the Fund will enter into a Distribution Agreement with KDI in a form approved by the Board, including by a majority of the Noninterested Directors. A registration statement under the Securities Act of 1933, as amended, for the Fund covering the offering of the shares of the Fund has been filed and appropriate state securities law notices will be filed.

      Certain costs, many of which will be nonrecurring, will be incurred in connection with the change from a closed-end to an open-end investment company, including costs associated with the seeking of necessary government clearances, the preparation of a registration statement, prospectus and statement of additional information as required by federal securities laws (including printing and mailing costs), the costs of preparing this Proxy Statement, transfer agent fees relating to the conversion, and legal fees and accounting fees related to the foregoing. Fund Management estimates that these additional costs, which will be paid by the Fund and KEF (based upon their relative net asset values), will be approximately $600,000. Management anticipates that substantially all of these costs will be incurred prior to the effective date of the conversion.

      The Fund believes that neither the Fund nor its stockholders will realize any gain or loss for federal income tax purposes as a result of the Fund's conversion. However, stockholders will recognize a gain or loss if they later redeem their shares to the extent that redemption proceeds (including the fair market value of any proceeds received in-kind) are greater or less than the respective adjusted tax bases of their redeemed shares. Payment for any such redemption (less the 2.0% redemption fee applicable to Class M stockholders) normally will be made within three days after receipt of a proper request for redemption, in accordance with redemption procedures that will be specified in the Fund's Preliminary Prospectus. Payments of any in-kind redemptions, however, may take longer than three days. The Open-End Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. As stated above, the Open-End Fund also will pay proceeds of redemptions in-kind for large redemptions (i.e., redemptions exceeding $250,000) by Class M stockholders, and not offer an exchange privilege to Class M stockholders with respect to transactions that would trigger an in-kind redemption.

      (b) Amendment and Restatement of the Fund's Articles of Incorporation to Provide for Open-Ending

      If the proposed conversion to open-end status is approved, the conversion of the Fund to an open-end investment company will be accomplished by amending and restating the Fund's Articles of Incorporation to authorize the issuance of redeemable securities at net asset value and to provide that the Fund's outstanding common stock will be redeemable at the option of the stockholders. In connection with such amendments to the Fund's Articles of Incorporation, the Board of Directors will make any necessary conforming changes to the By-Laws of the Fund. A copy of the proposed Amended and Restated Articles of Incorporation which reflect the amendments contemplated by this Proposal is attached hereto as Exhibit A.

      As included in Exhibit A, the stockholders are also being asked to approve an amendment to the Articles of Incorporation providing that the presence in person or by proxy of stockholders entitled to cast one-third of the votes entitled to be cast constitutes a quorum for a meeting of stockholders. Under Maryland law, unless the charter of a corporation (the "Charter") provides otherwise, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast constitutes a quorum for a meeting of stockholders. Currently, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast constitutes a quorum at stockholder meetings. The proposed Amended and Restated Articles also provide the Board of Directors with the authority to impose a fee upon redemptions of the Fund's shares.

      Also, the Fund's current Articles of Incorporation authorize the issuance of 100 million shares of common stock with a par value of $.01 per share. In connection with Proposal 1, the Board of Directors proposes to amend the Fund's Articles of Incorporation, subject to the approval of the stockholders, to: (i) increase the amount of authorized capital stock to 500,000,000 shares, to create three additional share classes, to rename the existing share class "M" shares and describe the rights and privileges of each such class; (ii) reduce the par value from $.01 per share to $.001 per share; and (iii) reduce the stated capital of the Fund to an amount equal to the aggregate par value (as so reduced) of all outstanding shares of the Fund. Moreover, as the Board of an open-end fund, the Board will be authorized to increase the amount of authorized capital stock going forward without stockholder approval and to utilize the ability to create new classes or series of the Open-End Fund.

      Under the laws of the State of Maryland, where the Fund is incorporated, par value per share has no substantive legal significance other than in connection with the calculation of fees for filing certain charter documents. By decreasing the par value, the Fund will realize a savings in such fees in the future. In addition, the Board of Directors believes that the reduction in the par value of the shares of the Fund is desirable to provide the Fund with greater flexibility in managing its corporate funds, such that share dividends or share distributions can be accomplished without the Fund transferring a substantial sum from its retained earnings account to its stated capital account. The reduction of the par value of the Fund's shares will not have any effect on the rights of existing shareholders. Further, the Board of Directors believes that reducing the par value to $.001 per share is consistent with the structure of other open-end funds and will have no material effect on the business of the Fund.

      Proposal 2 below discusses additional changes proposed to the Fund's Articles of Incorporation which, however, require the affirmative vote of 75% of the votes entitled to be cast by the stockholders. These changes are also desirable in that they would allow the Fund to operate in a manner consistent with other open-end investment companies. Although the Fund will nevertheless convert to open-end status upon the approval of Proposal 1, including this Section (b), the Board of Directors strongly encourages the stockholders to vote in favor of Proposal 2 below.

      (c) Amendment of the Fund's Fundamental Investment Policies

      If the stockholders vote to approve the conversion of the Fund to an open-end investment company, the Fund's fundamental investment policy regarding investments in restricted and illiquid securities is proposed to be amended to conform with the limitations under the 1940 Act for open-end investment companies. A fundamental investment policy may not be changed without the approval of a "majority of the outstanding voting securities" of the Fund. If this change is approved, the policy would be reclassified as non-fundamental which could be changed by vote of the Board in response to regulatory or market developments without further approval by the stockholders. This amendment conforms the Fund's investment restriction to that of open-end investment companies under the 1940 Act. As an open-end investment company, the Fund may not hold a significant amount of illiquid securities because these securities may be difficult to value accurately and because it is possible that the Fund would have difficulty liquidating such securities if necessary in order to satisfy in a timely manner requests to redeem its shares. Therefore, assuming the conversion is approved, the Fund's current limitation of investing no more than 25% of its net assets in illiquid and restricted securities would be reclassified as a non-fundamental policy and lowered to 15%. It is not anticipated that this amendment would have a material effect on the Fund, since as discussed above, Scudder Kemper believes that there is ample liquidity in most European securities currently of interest to the Fund. The Fund's fundamental investment policies would be amended and reclassified as non-fundamental as follows: "The Fund may not invest more than 15% of its assets in illiquid securities."

      In addition, the Fund has a current fundamental policy which limits permissible borrowings to 33 1/3% of the Fund's total assets not including the amount borrowed. The Board recommends that stockholders approve a modification to this policy which would allow the Fund to include amounts received from borrowing in determining its total assets for purposes of satisfying the 1940 Act's 300% asset coverage requirement. This change is consistent with current SEC pronouncements and the investment policies of other open-end funds in the Kemper family of funds. If approved by stockholders, the fundamental investment policy would be amended as follows:

            The Fund may not issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time, and may also pledge its assets to secure such borrowings. For the purposes of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security.

Required Vote

      Approval of the conversion of the Fund's subclassification under the 1940 Act to an open-end investment company and the changes to the Fund's fundamental investment policies require the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The changes to the Fund's Articles of Incorporation to provide for open-ending require the approval of a majority of the votes entitled to be cast at the meeting, which is higher than the 1940 Act requirement. Consequently, approval of Proposal 1 requires the approval of a majority of the votes entitled to be cast at the Meeting. Your Fund's Directors recommend that stockholders approve the conversion of the Fund to an open-end investment company and the related changes in the Fund's Articles of Incorporation and fundamental investment policies.

PROPOSAL 2: CERTAIN FURTHER AMENDMENTS TO THE FUND'S ARTICLES OF INCORPORATION IN THE EVENT THAT PROPOSAL 1 IS APPROVED

      As discussed above, if Proposal 1 is approved, the Fund intends to file Amended and Restated Articles of Incorporation, in the form approved by the Board of Directors at its meeting held on April 27, 1999 and by the stockholders at the Meeting (Exhibit A), to reflect the conversion of the Fund to an open-end investment company. At this time, the Board of Directors is also recommending changes to the Fund's Articles of Incorporation in addition to those described in Proposal 1. Proposal 1, however, is not contingent on the approval of these additional changes.

      In connection with this Proposal 2, the Fund's stockholders are being asked to approve amendments to the Articles of Incorporation in order to eliminate certain provisions that are intended to have the effect of limiting
(i) the ability of other entities and persons to acquire control of the Fund,
(ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Fund's stockholders to effect changes in the Fund's Board of Directors. These provisions may be regarded as "anti-takeover provisions" and the stockholders are being asked to approve amendments to the Articles of Incorporation to eliminate them because the need for such "anti-takeover" provisions would no longer exist once the Fund is converted to an open-end investment company. Changes to these provisions, however, may only be effectuated by the affirmative vote of 75% of the votes entitled to be cast by stockholders. Proposal 2 will be implemented only if Proposal 1 is approved and implemented.

      A copy of the further proposed Amended and Restated Articles of Incorporation, which reflects the amendments contemplated by this Proposal, as well as those previously discussed in Proposal 1 above, is attached to this Proxy Statement as Exhibit C. Exhibit C is marked against Exhibit A for ease of review.

      The Fund's stockholders are being asked to approve an amendment to the Articles of Incorporation to declassify the Board of Directors. Currently, the Fund's Articles of Incorporation provide that the Board of Directors will be divided into three classes of Directors. According to the relevant provision of the Fund's Articles of Incorporation, the term of office of the first class expired on the date of the second annual meeting of stockholders, the term of office of the second class expired on the date of the third annual meeting of stockholders and the term of office of the third class expired on the date of the fourth annual meeting of stockholders. Upon the expiration of the term of the office of each class, the Directors in such class are elected for a term of three years to succeed the Directors whose terms of office expire.

      Elimination of the provisions in the Articles of Incorporation creating a classified Board will permit the Open-End Fund to dispense with annual stockholders meetings, except when required by law to hold such meetings. Maryland corporate law provides that, if the articles of incorporation or by-laws of either an open-end or closed-end fund registered under the 1940 Act so provides, then the fund is not required to hold an annual stockholders' meeting in any year in which the election of directors is not required to be acted upon under the 1940 Act. The Articles of Incorporation and By-Laws of the Fund do not so provide. However, the Board of Directors anticipates amending the By-Laws, to go into effect if this Proposal is approved and implemented , to provide that the Fund will not be required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Open-End Fund does not intend to hold annual meetings in any year in which it is not so required. By not having to hold annual stockholders' meetings, the Open-End Fund would save the costs of preparing proxy materials and soliciting stockholders' votes on the usual proposals contained therein. Based on the number of outstanding shares and stockholders as of the record date, such costs could aggregate approximately $50,000 to $60,000 per year.

      The Open-End Fund would nevertheless be required to hold a meeting of stockholders when stockholder approvals are necessary under the 1940 Act or Maryland law. Under the 1940 Act, the Open-End Fund would be required to hold a stockholder meeting if the number of Directors elected by the stockholders were less than a majority of the total number of Directors, to fill vacancies if less than two-thirds of the Directors then holding office have been elected by the stockholders, if a change were sought in the fundamental investment policies of the Fund or in the Investment Advisory Agreement. Maryland law requires the Secretary to call a special meeting of stockholders when requested in writing to do so by the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the special meeting; provided, however, that, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the special meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on any at a special meeting of the stockholders held during the proceeding twelve months. In addition, under the 1940 Act, the Open-End Fund will be required to call a special meeting of stockholders to remove Directors if requested by stockholders entitled to cast 10% of the votes entitled to be cast at the meeting.

      The stockholders are also being asked to approve an amendment to the Articles of Incorporation that would eliminate the Charter requirement that the number of Directors shall never be more than 12, as well as the requirement that a Director may be removed only by the affirmative vote of 75% of the votes entitled to be cast for the election of Directors. This vote is higher than the majority vote required under the Maryland General Corporation Law in the absence of a Charter provision providing otherwise.

      In addition, the stockholders are being asked to approve an amendment to the Articles of Incorporation to remove certain provisions that limit the Fund's ability to consolidate with or merge with or into another corporation or to liquidate or dissolve. Under the Articles of Incorporation, the affirmative vote of 75% (which is higher than that otherwise required under Maryland law or the 1940 Act) of the votes entitled to be cast by stockholders of the Fund would be required (unless 75% of the Continuing Directors approve in which case the affirmative vote of the holders of a majority of the outstanding shares of the Fund would be required) to authorize: (i) a merger or consolidation or share exchange of the Fund with or into another corporation; (ii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions in any 12 month period) to or with any other person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions of the Fund effected in the ordinary course of the Fund's business; or (iii) the issuance or transfer by the Fund (in one transaction or a series of transactions in any 12 month period) of any securities of the Fund to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $1,000,000 or more excluding (x) sales of any securities of the Fund in connection with a public offering thereof, (y) issuances of any securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund and (z) issuances of any securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund.

      These "anti-takeover" provisions were intended to have the effect of making it more difficult and time-consuming to change majority control of the Board of Directors without its consent and thus to reduce the Fund's vulnerability to an unsolicited takeover proposal and to render more difficult the accomplishment of a merger or the assumption of control by a stockholder. The conversion of the Fund to an open-end investment company would eliminate the need for these precautionary measures. Therefore, the Board of Directors has considered and approved, subject to stockholder approval, the amendments to the Articles of Incorporation eliminating the "anti-takeover" provisions contained in the Articles of Incorporation in the event that the proposed conversion of the Fund to open-end status is approved.

      The following chart summarizes the key differences between the Fund's current Articles of Incorporation and the Amended Articles as discussed in this Proposal, as well as in Proposal 1 above.

------------------------------------------------------------------------------------------------
                    Current Articles                       Amended Articles
------------------------------------------------------------------------------------------------
Name                Scudder New Europe Fund, Inc.          Kemper Europe Fund, Inc. (subject
                                                           to the approval of the
                                                           Reorganization by the stockholders
                                                           of KEF)
------------------------------------------------------------------------------------------------
Corporate           To function as a closed-end            To function as an open-end
                    management investment company under    management investment company under
                    the 1940 Act                           the 1940 Act
------------------------------------------------------------------------------------------------
Capital             Authorized capital stock of 100        Increase authorized capital stock
                    million shares, all of one class       to 500,000,000 million shares,
                    called Common Stock, with a par        reduce par value to $.001 per share
                    value of $.01 per share                and create three additional classes
                                                           of shares (i.e., A, B and C);
                                                           Rename the existing share class
                                                           "Class M" which will convert to
                                                           Class A one year after the
                                                           Reorganization.  Describe terms,
                                                           rights and privileges of each class
                                                           of shares (including the authority
                                                           of the Board to impose redemption
                                                           fees).
------------------------------------------------------------------------------------------------
Stockholder Voting  Majority voting on most matters;       Super-majority voting requirements
                    Super-majority vote (i.e., 75%)        eliminated;  Substantially all
                    necessary to approve mergers,          matters that require stockholder
                    reorganizations and other "business    approval to be decided by majority
                    combinations" and dissolutions         vote
                    unless approved by the "Continuing
                    Directors" of the Fund in which case
                    a majority vote would be required
                    and to amend certain provisions of
                    the Articles
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                    Current Articles                       Amended Articles
------------------------------------------------------------------------------------------------
Issuance of         Not permitted                          Permit shares to be redeemed at net
Redeemable                                                 asset value
Securities
------------------------------------------------------------------------------------------------
Structure of        Classified (staggered) Board divided   Eliminate classified structure and
Board of Directors  into 3 classes, each class having a    the limitation in number of the
                    term of 3 years; Maximum number of     Directors and the super-majority
                    Directors is 12 and Directors may      (i.e., 75%) vote necessary to
                    only be removed upon the affirmative   remove Directors
                    vote of 75% of the stockholders.
------------------------------------------------------------------------------------------------
Quorum for          Not specified in the Articles, but     Specify one-third quorum requirement
Stockholder         the By-Laws provide for a majority
Meetings            of the votes entitled to be cast at
                    a meeting of stockholders to
                    constitute a quorum
------------------------------------------------------------------------------------------------
Annual              Required to elect Directors            No longer required unless the
Stockholder                                                Directors must be elected by the
Meetings                                                   stockholders in accordance with the
                                                           1940 Act
------------------------------------------------------------------------------------------------

      If Proposal No. 1, however, is not approved, the Fund will not file the Amended Articles addressed in Proposal 1 and will continue to operate under its existing closed-end structure.

Required Vote

      Approval of the further amendments to the Articles of Incorporation pursuant to this Proposal 2 requires the affirmative vote of 75% of the votes entitled to be cast by stockholders. Your Fund's Directors recommend that stockholders approve the Amended Articles.

PROPOSAL 3:  ELECTION OF THE BOARD OF DIRECTORS

      This Proposal has two parts: Proposal 3(a) proposes for reelection those incumbent Directors who will continue to serve on the Board of the Fund if Proposal 1 is not approved and Proposal 3(b) proposes to elect nominees to serve on the Board of the Fund and replace the current Directors if and when Proposal 1 is approved and implemented. If Proposal 1 is approved, the new Directors would take office upon the resignation of the current Directors scheduled to occur at the time the Reorganization is implemented.

      (a) Closed-end Fund Board

      Pursuant to the Fund's Articles of Incorporation, the Board is currently divided into three classes, each class having a term of three years. At the annual meeting of stockholders in each year, the term of one class of Directors expires. In accordance with the Fund's Articles of Incorporation, the number of Directors is apportioned among the classes so as to maintain the classes as nearly equal in number as possible.

      The persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two nominees listed below as Directors of the Fund (Class II) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected, unless Proposal 1 is approved, in which case these nominees and the other incumbent Directors have expressed an intention to resign as of the time of the implementation of the Reorganization and the Director Nominees identified in Proposal 3(b) below would comprise the Board of Directors. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Committee on Independent Directors to replace any such nominee.

Information Concerning Nominees

      The following table sets forth certain information concerning each of the two nominees for Director of the Fund. Each of the nominees is now a Director of the Fund and of other funds managed by Scudder Kemper. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II - Nominees to serve until 2002 Annual Meeting of Stockholders:

                             Present Office with the Fund,
                              if any; Principal Occupation                   Shares
                                   or Employment and         Year First   Beneficially
        Name (Age)             Directorships in Publicly      Became a    Owned ____,   Percent of
                                     Held Companies           Director      1999(1)        Class
---------------------------  ------------------------------  -----------  ------------  ----------
Wilson Nolen (72)            Consultant; Trustee, Cultural      1990
                             Institutions Retirement Fund,
                             Inc., New York Botanical
                             Garden, Skowhegan School of
                             Painting & Sculpture;
                             Director, Ecohealth, Inc.
                             (biotechnology company)
                             (until 1996), Chattem, Inc.
                             (drug and chemical company)
                             (until 1993).  Mr. Nolen
                             serves on the boards of
                             certain other funds managed
                             by Scudder Kemper.

Ladislas O. Rice (72)        Director, Huntingdon               1990
                             International Holdings, plc
                             (biological and environmental
                             testing company), (until
                             1998) Stanley Gibbons
                             Holdings plc (publisher)
                             (until 1998) and Whittington
                             Hospital Trust; Chairman and
                             Chief Executive Officer,
                             Burton Group plc

                             Present Office with the Fund,
                              if any; Principal Occupation                   Shares
                                   or Employment and         Year First   Beneficially
        Name (Age)             Directorships in Publicly      Became a    Owned ____,   Percent of
                                     Held Companies           Director      1999(1)        Class
---------------------------  ------------------------------  -----------  ------------  ----------
                             (diversified retailer)
                             (until 1993).

Information Concerning Continuing Directors

      The terms of Class I and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table during the past five years, but not necessarily in the same capacity.

Class I - Directors serving until 2001 Annual Meeting of Stockholders:

                             Present Office with the Fund,
                              if any; Principal Occupation                   Shares
                                   or Employment and         Year First   Beneficially
        Name (Age)             Directorships in Publicly      Became a    Owned ____,   Percent of
                                     Held Companies           Director      1999(1)        Class
---------------------------  ------------------------------  -----------  ------------  ----------
Nicholas Bratt (50)*+        President; Managing Director       1990
                             of Scudder Kemper; and
                             Director, Korea Society
                             (private society).  Mr. Bratt
                             serves on the board of one
                             additional fund managed by
                             Scudder Kemper.

Mary Johnston Evans (68)     Director, Baxter                   1990
                             International, Inc. (health
                             care), Saint-Gobain Corp.
                             (industrial products
                             manufacturer), Delta Air
                             Lines, Inc. (air lines),
                             Household International, Inc.
                             (financial services), The Sun
                             Company, Inc. (petroleum
                             products) and Dun &
                             Bradstreet Corporation
                             (marketing and financial
                             information services).

William H. Luers (69)        Chairman and President, UN         1990          (2)
                             Association of the U.S.A.;
                             President, The Metropolitan
                             Museum of Art (until 1999);
                             Director, IDEX Corporation
                             (liquid handling equipment
                             manufacturer), Wickes Lumber

                             Present Office with the Fund,
                              if any; Principal Occupation                   Shares
                                   or Employment and         Year First   Beneficially
        Name (Age)             Directorships in Publicly      Became a    Owned ____,   Percent of
                                     Held Companies           Director      1999(1)        Class
---------------------------  ------------------------------  -----------  ------------  ----------
                             Company (building materials),
                             StoryFirst Communications, Inc.
                             (owns television and radio
                             stations in Russia and Ukraine),
                             Transco Energy Company (natural
                             gas transmission company) (until
                             1995) and The Discount
                             Corporation of New York (bond
                             trading) (until 1993). Mr. Luers
                             serves on the boards of certain
                             other funds managed by Scudder
                             Kemper.

Class III - Directors serving until 2000 Annual Meeting of Stockholders:

                             Present Office with the Fund,
                              if any; Principal Occupation                   Shares
                                   or Employment and         Year First   Beneficially
        Name (Age)             Directorships in Publicly      Became a    Owned ____,   Percent of
                                     Held Companies           Director      1999(1)        Class
---------------------------  ------------------------------  -----------  ------------  ----------
Daniel Pierce (65)*+         Chairman of the Board;             1991          (3)
                             Managing Director of Scudder
                             Kemper; and Director,
                             Fiduciary Trust Company (bank
                             and trust company) and
                             Fiduciary Company Incorporated
                             (bank and trust company). Mr.
                             Pierce serves on the boards
                             of certain other funds managed
                             by Scudder Kemper.

Paul Bancroft III (69)       Trustee, Venture Capitalist        1990
                             and Consultant; Retired
                             President, Chief Executive
                             Officer and Director,
                             Bessemer Securities Corp.
                             (private investment company);
                             Director, Unova, Inc. (industrial
                             automation company); and former
                             Director, Albany International,
                             Inc. (paper machine belt
                             manufacturer) and Measurex
                             Corporation (process control
                             systems company).  Mr. Bancroft
                             serves on the boards of
                             certain other funds managed
                             by Scudder Kemper.

                             Present Office with the Fund,
                              if any; Principal Occupation                   Shares
                                   or Employment and         Year First   Beneficially
        Name (Age)             Directorships in Publicly      Became a    Owned ____,   Percent of
                                     Held Companies           Director      1999(1)        Class
---------------------------  ------------------------------  -----------  ------------  ----------
Richard M. Hunt (71)         University Marshal and Senior      1990
                             Lecturer, Harvard University;
                             Vice Chairman, American
                             Council on Germany; Director,
                             Council on the United States
                             and Italy; Life Trustee,
                             American Field Service; and
                             Partner, Elmhurst Investment
                             Trust (family investment
                             firm).  Mr. Hunt serves on
                             the boards of certain other
                             funds managed by Scudder
                             Kemper.

All Directors and Officers                                                    (4)
as a group

----------
* Persons considered by the Fund and its counsel to be "interested persons" (as defined in the 1940 Act) of the Fund or of Scudder Kemper. Messrs. Bratt and Pierce are deemed to be interested persons because of their affiliation with the Fund's investment manager, Scudder Kemper, or because they are Officers of the Fund or both.

+ Messrs. Bratt and Pierce are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

(2) Mr. Luers' shares are held with shared voting and investment power with a member of his family.

(3) Mr. Pierce's total includes shares held in a fiduciary capacity as to which he shares investment and voting power.

(4) The total for the group includes shares held with sole investment and voting power and shares held with shared investment voting power.

Section 16 Reporting Compliance

      Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund's Officers and Directors, Scudder Kemper, affiliated persons of Scudder Kemper and persons who own more than 10 percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with the Fund and report ownership and changes in ownership of the Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE"). These persons and entities are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based upon a review of these forms as furnished to the Fund, the Fund believes that, during the fiscal year ended October 31, 1998, there was compliance with all Section 16(a) filing requirements applicable to the Fund's Officers and Directors, Scudder Kemper and affiliated persons of Scudder Kemper. If Proposal 1 is approved, the above-referenced filings will no longer be required.

Committees of the Board--Board Meetings

      The Board of Directors of the Fund met four times during the fiscal year ended October 31, 1998.

      The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

      The Board has an Audit Committee consisting of those Directors who are not interested persons of the Fund or of Scudder Kemper ("Noninterested Directors"), as defined in the 1940 Act, which last met on January 26, 1999. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

      The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors, recommendations as to compensation for the Independent Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee last met on April 27, 1999 to consider and to nominate the nominees set forth above, as well as those nominees set forth in (b) below.

Transactions with and Remuneration of Directors and Officers

      The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper was $98,708, including expenses, for the fiscal year ended October 31, 1998. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purposes of considering arrangements between the Fund and Scudder Kemper or an affiliate of Scudder Kemper, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm, although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Directors and committee meetings.

      The following Compensation Table, provides in tabular form, the following data:

      Column (1) All Directors who receive compensation from the Fund.

      Column (2) Aggregate compensation received by a Director from the Fund and Scudder Kemper.

      Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay its Directors such benefits.

      Column (5) Total compensation received by a Director from the Fund, Scudder Kemper, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in Column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                               Compensation Table
                      for the Year ended December 31, 1998

---------------------------------------------------------------------------------------------------
        (1)                    (2)                   (3)           (4)               (5)
                                                                                  Aggregate
                                                                              Compensation as a
                      Aggregate Compensation                                 Director/Trustee of
                       as a Director of the                                   the Fund and Other
                               Fund                                          Scudder Kemper Funds
---------------------------------------------------------------------------------------------------
                                                 Pension or
                                                 Retirement     Estimated
                                                  Benefits       Annual
                                    Paid by      Accrued As     Benefits                 Paid by
  Name of Person,      Paid by      Scudder     Part of Fund      Upon       Paid by     Scudder
     Position           Fund        Kemper        Expenses      Retirement    Funds       Kemper
---------------------------------------------------------------------------------------------------
Paul Bancroft III,    $11,500          0             N/A           N/A      $174,200       $8,925
Director

Mary Johnston          $8,500          0             N/A           N/A        $8,500            0
Evans, Director

Richard M. Hunt,      $11,500          0             N/A           N/A       $50,930            0
Director

William H. Luers,     $10,000          0             N/A           N/A      $157,050       $8,925
Director

Wilson Nolen,         $11,500          0             N/A           N/A      $189,075       $6,375
Director

Ladislas O. Rice,      $9,850          0             N/A           N/A        $9,850            0
Director

      (b) Open-End Fund Board

      As noted herein, if Proposal 1 is approved, the Fund will be reorganized as an open-end fund and, subject to the approval by KEF stockholders, will acquire the assets and assume the liabilities of KEF. In anticipation of a favorable vote of stockholders on Proposal 1, the Board of the Fund, based on recommendations of the Committee on Independent Directors, has nominated persons to serve as Directors of the Fund that would be different from that of the Fund, but are persons who are familiar with matters affecting mutual funds in the Kemper family of funds by reason of their membership on boards of other funds in that group. Assuming the approval of Proposals 1 and 2 above, the Directors of the Fund would not be elected in staggered terms of three years, but would be elected to serve until the next meeting of stockholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns or is removed as provided in the Fund's proposed Amended and Restated Articles of Incorporation and By-Laws. If Proposal 1 is approved and Proposal 2 is not approved, however, it is presently intended that the following persons would be divided into three classes as follows: Class I, James E. Akins and Arthur R. Gottschalk; Class II, Frederick T. Kelsey and Fred B. Renwick; and Class III, Thomas W. Littauer and John G. Weithers. Further, annual meetings of stockholders would continue to be held thereafter to elect Directors as the term of each class expires.

      At this Meeting, six Board members have been nominated for election to the Board of the Fund if Proposal 1 is approved. It is intended that the proxies will be voted for the election of the nominees described below. The nominees, if elected, will take office upon the resignation of the current Directors scheduled to occur at the time the Reorganization is implemented, and their election and qualification is contingent upon approval of Proposal 1. Therefore, if Proposal 1 is not approved, the Fund's current Directors, as described above, will continue to serve on the Board of the Fund.

      All the nominees listed below have consented to serve as Board members of the Fund, if elected. In case any nominee shall be unable or shall fail to act as a Board member by virtue of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be proposed by the Committee on Independent Directors by the persons acting under the proxies in their discretion.

Information Concerning Nominees

Name, Age, Principal Occupation and Affiliations
--------------------------------------------------------------------------------

James E. Akins (72)
  Consultant on International, Political, and Economic Affairs; formerly, a career United States Foreign Service Officer; Energy Adviser for the White House; United States Ambassador to Saudi Arabia, 1973-1976.

Arthur R. Gottschalk (74)
  Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelley Corp.; formerly, attorney.

Name, Age, Principal Occupation and Affiliations
--------------------------------------------------------------------------------

Frederick T. Kelsey (72)
  Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Northern Institutional Funds; formerly, Trustee of the Pilot Funds.

Fred B. Renwick (69)
  Professor of Finance, New York University, Stern School of Business; Director, TIFF Investment Program, Inc.; Director, The Warburg Home Foundation; Chairman, Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly, member of the Investment Committee of Atlanta University Board of Trustees; formerly, Director of Board of Pensions Evangelical Lutheran Church of America.

*Thomas W. Littauer (44)
  Managing Director, Scudder Kemper; formerly, Head of Broker Dealer Division of Putnam Investment Management; formerly, President of Client Management Services for Fidelity Investments.

John G. Weithers (65)
  Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University.

---------------

* Interested person of Scudder Kemper as defined in the 1940 Act.

      All the nominees, except Mr. Littauer, serve as board member of ____ Scudder Kemper funds. Mr. Littauer serves as a board member of ____ Scudder Kemper Funds. A Scudder Kemper Fund is an investment company for which Scudder Kemper or its affiliates serves as investment manager.

      The table below shows, for each Noninterested Director Nominee of the Fund, the aggregate compensation from Scudder Kemper funds paid or accrued during calendar year 1998.

                             AGGREGATE COMPENSATION
                            FROM SCUDDER KEMPER FUND
     NAME OF DIRECTOR                COMPLEX
--------------------------  ------------------------
James E. Akins...........           $140,800
Arthur R. Gottschalk.....           $146,300
Frederick T. Kelsey......           $141,300
Fred B. Renwick..........           $141,300

John G. Weithers.........           $146,300

      (c) Information Relevant to Proposals 3(a) and (b)

Executive Officers

      In addition to Messrs. Bratt and Pierce, Directors who are also Officers of the Fund, the following persons are current Executive Officers of the Fund:

                                                                                    Year First
                                           Present Office with the Fund;            Became an
         Name (Age)                    Principal Occupation or Employment (1)       Officer (2)
         ----------                    --------------------------------------       -----------
Paul J. Elmlinger (39)            Vice President and Assistant Secretary;              1990
                                  Managing Director of Scudder Kemper.

Carol L. Franklin (45)            Vice President; Managing Director of Scudder         1990
                                  Kemper.

Bruce H. Goldfarb (34)            Vice President and Assistant Secretary; Senior       1998
                                  Vice President of Scudder Kemper; Prior to
                                  February 1997; practiced law with the law firm
                                  of Cravath, Swaine & Moore.

Joan R. Gregory (52)              Vice President; Vice President of Scudder            1996
                                  Kemper.

Jerard K. Hartman (65)            Vice President; Advisory Managing Director of        1990
                                  Scudder Kemper.

John R. Hebble (40)               Treasurer; Senior Vice President of Scudder          1998
                                  Kemper.

Kathryn L. Quirk (45)             Vice President and Assistant Secretary;              1990
                                  Managing Director of Scudder Kemper.

John Millette (36)                Vice President and Secretary; Assistant Vice         1999
                                  President of Scudder Kemper; Prior to
                                  September 1994; employed by Kaye, Scholer,
                                  Fierman, Hays & Handler

Judith A. Hannaway (  )           Vice President; Senior Vice President of             1998
                                  Scudder Kemper.

Caroline Pearson (36)             Assistant Secretary; Senior Vice President of        1998
                                  Scudder Kemper; Prior to September 1997;
                                  practiced law with the law firm of Dechert
                                  Price & Rhoads.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder Kemper for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

      If Proposal 1 is approved, it is expected that the following persons will be elected by the Directors to serve as Executive Officers of the Fund at the time of the Reorganization or earlier if the Reorganization is not approved:

                                                 Proposed Office with the Open-End Fund;
Name (Age)                                       Principal Occupation or Employment
----------                                       ---------------------------------------
Cornelia M. Small (55)                           Chairman; Managing Director of Scudder Kemper.

Mark S. Casady (38)                              President; Managing Director of Scudder
                                                 Kemper.

Philip J. Collora (53)                           Vice President and Secretary; Senior Vice
                                                 President of  Scudder Kemper.

Thomas W. Littauer (44)                          Vice President; Managing Director of Scudder
                                                 Kemper.

Ann M. McCreary (42)                             Vice President; Managing Director of Scudder
                                                 Kemper.

Linda J. Wondrack (34)                           Vice President; Senior Vice President of
                                                 Scudder Kemper.

John R. Hebble (40)                              Treasurer; Senior Vice President of Scudder
                                                 Kemper.

Brenda Lyons (36)                                Assistant Treasurer; Senior Vice President of
                                                 Scudder Kemper.

Carol L. Franklin (45)                           Vice President; Managing Director of Scudder
                                                 Kemper.

Joan R. Gregory (52)                             Vice President; Vice President of Scudder
                                                 Kemper.

Kathryn L. Quirk (45)                            Vice President; Managing Director of Scudder
                                                 Kemper.

Maureen E. Kane (37)                             Assistant Secretary; Vice President of
                                                 Scudder Kemper.

Marc Slendebroek (  )                            Vice President; (   ), Scudder Kemper.

Caroline Pearson (36)                            Assistant Secretary; Senior Vice President of
                                                 Scudder Kemper.

Elizabeth C. Werth (   )                         Assistant Secretary; Vice President of
                                                 Scudder Kemper; Vice President and Director
                                                 of State Registrations of Kemper
                                                 Distributors, Inc.

      The Officers of the Fund are elected by the Board of Directors on an annual basis to serve until their successors are elected and qualified.

Required Vote

      Election of each of the listed nominees for Director of the Fund and of the Open-End Fund requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that Stockholders vote in favor of each of the nominees.

PROPOSAL 4: RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT
            AUDITORS FOR THE FUND

      The fourth Proposal to be submitted at the Meeting is the ratification or rejection of the selection by the Board of Directors of Ernst & Young LLP as independent auditors for the Fund for the current fiscal year. In connection with the proposal to open-end the Fund and combine the Fund with KEF, the Board approved, at its April 27, 1999 Board meeting, the appointment of Ernst & Young LLP ("E&Y") to replace PricewaterhouseCoopers LLP ("PwC") as the independent auditors of the Fund, subject to stockholder ratification of E&Y's appointment. The decision to change auditors did not involve any disagreement between PwC and the Fund, nor has there been any such disagreement since the Fund's commencement of operations and the decision is not related to PwC's reports on the financial condition of the Fund. In fact, the decision was made solely because E&Y currently serves as independent auditors to KEF and other funds in the Kemper family of funds and there may be certain efficiencies for the Fund in establishing a relationship with E&Y. On the recommendation of the Audit Committee, the Directors (including a majority of the Directors who are not interested persons of the Fund) have selected E&Y, independent auditors, to succeed PwC to audit the financial statements of the Fund filed with the SEC and other regulatory authorities. The Fund has been advised that neither E&Y nor any of its partners has any financial interest in the Fund. The selection of auditors is subject to ratification or rejection by Fund stockholders at the Meeting.

      The Fund's auditors examine the financial statements of the Fund annually, issue a report on internal controls and procedures for inclusion in SEC filings for the year and review the Fund's income tax returns.

      Representatives of PwC and E&Y will be available at the Meeting to respond to any questions.

Required Vote

      Ratification of the selection of independent auditors requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Ernst & Young LLP as independent auditors for the Fund.

PROPOSAL 5:  NEW INVESTMENT ADVISORY AGREEMENT WITH SCUDDER KEMPER

General

      Stockholders are being asked to approve a new Investment Advisory Agreement with Scudder Kemper (the "New Agreement"). A form of New Agreement is attached as Exhibit D.

      Scudder Kemper acts as the investment adviser to and manager and administrator for the Fund pursuant to an Investment Advisory, Management and Administration Agreement (the "Existing Agreement"). As discussed above, if Proposal 1 is approved, Scudder Kemper has agreed to accept new advisory fees for the Fund which are lower than those currently paid by the Fund. In addition, Scudder Kemper has proposed to conform the Existing Agreement with the Fund to those in place for other open-end funds in the Kemper family of funds. These changes are discussed below. If Proposal 1 is not approved, however, the Existing Agreement will continue. Scudder Kemper, however, has indicated that it will waive fees so that the advisory fees of the Open-End Fund do not exceed the level described in this Proposal in the event Proposal 1 is approved but this Proposal is not.

      Section 8 of the Existing Agreement provides that it may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not parties to the Existing Agreement or interested persons of any party to the Existing Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to the Existing Agreement, cast in person at a meeting called for the purpose of voting on such approval. The requisite majority of the Fund's Noninterested Directors and the full Board of Directors have unanimously approved the New Agreement with Scudder Kemper which reflects lower advisory fees and certain other changes and which will take effect at the time of the Fund converts to open-end investment company status.

      In return for the services provided by Scudder Kemper and the expenses it assumes, the Fund currently pays Scudder Kemper under the Existing Agreement a monthly fee, which, on an annual basis, is equal to the rate per annum of the value of the Fund's average weekly net assets as follows: 1.25% on the first $75 million of average daily net assets; 1.15% on the next $125 million; and 1.10% on assets over $200 million. As of the end of the Fund's last fiscal year, the Fund had net assets and paid an aggregate fee to Scudder Kemper under its Existing Agreement of $358,521,370 and $4,151,077, respectively.

      Scudder Kemper has acted as the investment manager for the Fund since its inception. The Existing Agreement is dated _______, 199_ and was last approved by [the stockholders on _____, 199_,] and the Directors on April 27, 1999. The Existing Agreement was last submitted to stockholders prior to it becoming effective, as required by the 1940 Act.

Board's Recommendation

      At a meeting held on April 27, 1999 called for the purpose of, among other things, voting on approval of the New Agreement, the Board of the Fund met and the Board members of the Fund, including the Board members who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, voted to approve the New Agreement and to recommend approval to the stockholders of the Fund. In reaching this conclusion, the Board obtained from Scudder Kemper such information as it deemed reasonably necessary to approve the New Agreement and considered a number of factors, including, among other things, the nature, scope and quality of services that Scudder Kemper will provide to the Fund as an open-end fund; the reduction in advisory fees; the continuity of the management of the Fund and the management personnel after the Reorganization; and the materially and substantively identical nature of the Existing Agreement and the New Agreement.

      Based on the foregoing and because the New Agreement is identical in all material respects to the Existing Agreement (other than the lower advisory fees, the execution dates and certain other changes discussed below), the Board determined that the New Agreement is fair and reasonable and in the best interest of the Fund and its stockholders.

      At the same meeting, the Board considered the possibility that Proposal 1 would not be approved by stockholders and it voted to continue the Existing Agreement in that eventuality.

Description of the New Agreement

      Under the New Agreement, Scudder Kemper will provide the Open-End Fund with continuing investment management services. Scudder Kemper will make investment decisions, prepare and make available research and statistical data and supervise the acquisition and disposition of securities by the Open-End Fund, all in accordance with guidelines and directions from the Fund's Board of Directors. Scudder Kemper will assist the Open-End Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors. Scudder Kemper would be required to maintain or cause to be maintained for the Open-End Fund all books, records and reports and any other information required to be maintained under the 1940 Act to the extent such books, records and reports and any other information are not maintained by the Open-End Fund's custodian or other agents of the Open-End Fund. Scudder Kemper would also supply the Open-End Fund with office space in New York and furnish clerical services in the United States related to research, statistical and investment work. Scudder Kemper will render to the Open-End Fund administrative services such as preparing reports to, and meeting materials for, the Fund's Board of Directors and reports and notices to Fund stockholders, preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Open-End Fund's registration statement, providing assistance in certain accounting and tax matters and investor public relations, monitoring the valuation of portfolio securities, calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Open-End Fund's custodian. Scudder Kemper would pay reasonable salaries, fees and expenses of the Open-End Fund's officers and employees and any fees and expenses of the Open-End Fund's Directors who are directors, officers or employees of Scudder Kemper.

      Under the New Agreement, the Open-End Fund pays or causes to be paid all of its other expenses, including, among others, the following: organization and certain offering expenses (including out-of-pocket expenses, but not including overhead or employee costs of Scudder Kemper or of any one or more organizations retained as an advisor or consultant of the Open-End Fund; legal expenses; auditing and accounting expenses; telephone, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred in connection with membership in investment company trade organizations; fees and expenses of the Open-End Fund's custodians, subcustodians, transfer agents and registrars, and accounting agents; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Open-End Fund; expenses related to investor and public relations; freight, insurance and other charges in connection with the shipment of the Open-End Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Open-End Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; expenses of the dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders' and other meetings.

      Under the New Agreement, Scudder Kemper is permitted to provide investment advisory services to other clients, including clients which may invest in securities of issuers in the countries in which the Open-End Fund primarily invests and, in providing such services, may use information furnished by advisors and consultants to the Open-End Fund and others. Conversely, information furnished by others to Scudder Kemper in providing services to other clients may be useful to Scudder Kemper in providing services to the Open-End Fund.

      The New Agreement may be terminated at any time without payment of penalty by the Open-End Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Open-End Fund, or by Scudder Kemper on 60 days' written notice. The Existing Agreement automatically terminates in the event of its assignment (as defined under the 1940 Act).

      The New Agreement provides that Scudder Kemper is not liable for any act or omission, error of judgment or mistake of laws or for any loss suffered by the Open-End Fund in connection with matters to which the New Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its duties or from reckless disregard by Scudder Kemper of its obligations and duties under the New Agreement. The New Agreement also contains provisions that provide that Scudder Kemper shall use its best efforts to seek the best overall terms available in executing transactions for the Open-End Fund and selecting brokers and dealers and shall consider on a continuing basis all factors it deems relevant, including the consideration of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Open-End Fund and/or other accounts over which Scudder Kemper or an affiliate exercises investment discretion. In addition, with respect to the allocation of investment and sale opportunities among the Open-End Fund and other accounts or funds managed by Scudder Kemper, the New Agreement provides that Scudder Kemper shall allocate such opportunities in accordance with procedures believed by Scudder Kemper to be equitable to each entity.

      If approved by the stockholders along with Proposal 1, the New Agreement for the Open-End Fund will be dated the date the Fund commences operations as an open-end investment company and may continue for two years and thereafter from year to year only if specifically approved by the vote of "a majority of the outstanding voting securities" of the Open-End Fund, or by a majority of the Open-End Fund's Board and, in either event, the vote of a majority of the Open-End Fund's Directors who are not parties to the New Agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

      As previously discussed, the New Agreement will reflect a lower annual advisory fee than the Existing Agreement to be paid monthly based upon the average daily net assets of the Open-End Fund as follows:

       Average Daily Net Assets                  Annual Management Fee Rates
-----------------------------------------  -------------------------------------
$0 -- $250 million...................                        .75%
$250 million -- $1 billion...........                        .72
$1 billion -- $2.5 billion...........                        .70
$2.5 billion -- $5 billion...........                        .68
$5 billion -- $7.5 billion...........                        .65
$7.5 billion -- $10 billion..........                        .64
$10 billion -- $12.5 billion.........                        .63
Over $12.5 billion...................                        .62

      Scudder Kemper would have received $2,677,215 for fiscal year 1998 if the above proposed fee had been in effect, which is $1,473,862 less than the fee paid to Scudder Kemper during the Fund's last fiscal year under the Existing Agreement.

Differences Between the Existing Agreement and the New Agreement

      The New Agreement is substantially identical to the Existing Agreement, except for the lower advisory fees, as discussed above, dates of execution and those additional matters described below.

      The New Agreement does not include a provision relating to the licensing of the "Scudder Marks" which is currently included in the Existing Agreement. The Existing Agreement identifies Scudder Kemper as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc.," and "Scudder, Stevens & Clark, Inc." (i.e., the "Scudder Marks"). Under this license, the Fund has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Fund's investment products and services. This provision, however, would no longer be relevant if the Reorganization is approved by the stockholders of KEF since the Fund would change its name to "Kemper Europe Fund, Inc."

      The New Agreement does not require the Open-End Fund to incur travel expenses of Directors and officers of the Fund who are also directors, officers and employees of Scudder Kemper for attendance at Board or Committee meetings. In addition, as an open-end fund, the Fund will not be subject to stock exchange listing fees and KDI will bear the expenses of registering or qualifying securities of the Fund for sale.

Investment Manager

      Scudder Kemper, a member of the Zurich Financial Services Group ("Zurich"), is one of the largest and most experienced investment management firms in the United States. Scudder, Stevens & Clark, Inc. ("Scudder") was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. On December 31, 1997, the businesses of Scudder and Zurich Kemper Investments, Inc. ("Kemper") were combined. Since December 31, 1997, Scudder Kemper has served as investment adviser to both Scudder and Kemper funds. As of December 31, 1998, Scudder Kemper has more than $280 billion in assets under management. The principal source of Scudder Kemper's income is professional fees received from providing continuing investment advice. Scudder Kemper provides investment management for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

      Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

      Scudder Kemper is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel,

----------

*     Mythenquai 2, Zurich, Switzerland

#     345 Park Avenue, New York, New York

Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and Director, Cornelia M. Small# is a Corporate Vice President and Director, Laurence Cheng* is a Director, and, effective November 1, 1998, each of Gunther Gose* and William H. Bolinder+ is a Director of Scudder Kemper. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn
L. Quirk, Lynn S. Birdsong and Cornelia M. Small is serving as a Managing Director of Scudder Kemper; the principal occupation of Rolf Huppi is serving as Chairman and Chief Executive Officer of Zurich; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation Gunther Gose is serving as the Chief Financial Officer of Zurich Financial Services; the principal occupation of William H. Bolinder is serving as a member of the Group Executive Board of Zurich. Proposal 3 includes information regarding each Director and Officer of the Fund who is associated with Scudder Kemper.

      The outstanding voting securities of Scudder Kemper are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen
R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of Scudder Kemper's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among Scudder Kemper, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of the Scudder Kemper Executive Defined Contribution Plan Trust (the "Plan Trust"); and 9.66% by the Plan Trust. There are no outstanding non-voting securities of Scudder Kemper.

      Pursuant to the Security Holders Agreement (which was entered into in connection with the Scudder-Zurich Transaction), the Board of Directors of Scudder Kemper consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

      The Security Holders Agreement requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Scudder Kemper stock held by persons who were employees of Scudder at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

      Directors, officers and employees of Scudder Kemper from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is Scudder Kemper's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

--------

+     1400 American Lane, Schaumburg, Illinois

      Scudder Service Corporation ("SSC"), a subsidiary of Scudder Kemper, is the transfer agent for the Fund. The Fund was charged $15,000 by SSC during the last fiscal year. Kemper Service Company, an affiliate of Scudder Kemper, will provide transfer agency services to the Open-End Fund.

      Exhibit E sets forth (as of each fund's last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by Scudder Kemper that have similar investment objectives to the Fund.

Brokerage Commissions on Portfolio Transactions

      To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper. SIS does not receive any commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper will not consider sales of shares of funds currently advised by Scudder Kemper. When it can be done consistently with the policy of obtaining the most favorable net results, Scudder Kemper may place such orders with brokers and dealers who supply research, market and statistical information to the Fund or to Scudder Kemper. Scudder Kemper is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of research, market or statistical information. Allocation of portfolio transactions is supervised by Scudder Kemper.

Required Vote

      Approval of the New Agreement requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Your Fund's Directors recommend that stockholders approve the New Agreement.

                             ADDITIONAL INFORMATION

General

      The cost of preparing, printing and mailing the enclosed proxy card and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph (approximately $250,000), will be paid by the Fund and KEF based on their relative net assets. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

      Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

      In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each stockholder's full name, address, social security or employer identification number, title (if the stockholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the stockholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the stockholder's instructions on the Proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the stockholder's instructions on the card. Within 72 hours, but in any event before the Meeting, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

      If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the stockholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Should stockholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-248-2681. Any proxy given by a stockholder, whether in writing or by telephone, is revocable until voted at the Meeting.

Legal Proceedings

      The Fund is a defendant in a class action filed in the Southern District of New York that also names the Fund's Directors and investment adviser (Brautigam v. Bratt, et al. No. 98 Civ. 9060 (AKH)). The complaint alleges breaches of fiduciary duty under Sections 36(a) and 48 of the 1940 Act and common law by the defendants in allegedly failing to take adequate steps to diminish the discount to net asset value at which shares of the Fund have traded in recent years. The action has been stayed pending a decision in a similar case on whether such a case may be maintained as a "class action". In any event, the plaintiff's counsel has acknowledged that the case will become moot if and when the Fund converts to open-end status, although they have also expressed an intent to continue to press for a recovery of attorney's fees. In light of how and when the open-ending proposal was developed by the Board and the likelihood that it will be approved by stockholders, the Fund has been advised by counsel that it has meritorious defenses to the action and will oppose any effort by plaintiff to recover attorney's fees.

Other Matters To Come Before the Meeting

      No Board member is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of stockholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

Proposals of Stockholders

      Stockholders wishing to submit proposals for inclusion in a proxy statement for a subsequent stockholders' meeting should send their written proposals to the Secretary of the Fund, as appropriate, at the address set forth on the cover of this Proxy Statement. Proposals must be received at a reasonable time prior to the date of a meeting of stockholders to be considered for inclusion in the materials for the Fund's meeting. If Proposal No. 1 is not approved and the Fund continues to operate in closed-end form or if Proposal 1 is approved and the Fund open-ends, but Proposal No. 2 is not approved by the stockholders, stockholders wishing to submit proposals for inclusion in a proxy statement for the 2000 annual meeting of stockholders of the Fund should send their written proposals to the Fund at 345 Park Avenue, New York, New York 10154, by _____, 2000. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

      The Fund may exercise discretionary voting authority with respect to stockholder proposals for any 2000 annual meeting of its stockholders which are not included in the proxy statement and form of proxy, if notice of such proposal is not received by the Fund at the above address on or before _____, 2000. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

                                 By Order of the Board of Directors of the Fund,

                                                 John Millette
                                                  Secretary
May  ___, 1999

THE BOARD OF DIRECTORS OF THE FUND HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

                                  EXHIBIT INDEX

Amendment to the Fund's Articles of Incorporation to Open-End
the Fund.............................................................Exhibit A

Agreement and Plan of Reorganization.................................Exhibit B

Amendment to the Fund's Articles of Incorporation Eliminating
Certain Provisions...................................................Exhibit C

Form of Investment Advisory Agreement................................Exhibit D

Information Relating to Similar Funds Managed by Scudder Kemper......Exhibit E

                                                                       EXHIBIT A

                      ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                          SCUDDER NEW EUROPE FUND, INC.

      Scudder New Europe Fund, Inc. a Maryland corporation, having its principal office in Maryland in Baltimore City (hereinafter called the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      ARTICLE I: The Charter of the Corporation is amended and as so amended is restated in its entirety by striking out Article First through Twelfth and inserting in lieu thereof the following:

      "FIRST: The undersigned, Joshua M. Levine, whose address is One Citicorp Center, 153 East 53rd Street, New York, New York 10022, being at least eighteen years of age, acting as incorporator, does hereby form a corporation under the Maryland General Corporation Law.

      SECOND: The name of the Corporation is Kemper Europe Fund, Inc. (the "Corporation"). *

      THIRD: The purposes for which the Corporation is formed are to operate and carry out the business of an open-end management investment company under the Investment Company Act of 1940, as amended, and generally to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law.

--------
* The Fund's name will remain "Scudder New Europe Fund, Inc." if the Reorganization of the Fund is not approved by the shareholders of Kemper Europe Fund.

      FOURTH: The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.

      FIFTH: (1) The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred million (500,000,000), all of which shall be Common Stock having a par value of one-tenth of one cent ($0.001) per share and an aggregate par value of five hundred thousand dollars ($500,000). Until such time as the Board of Directors shall provide otherwise in accordance with paragraph (1)(d) of Article Seventh hereof, two hundred million (200,000,000) of the authorized shares of Common Stock of the Corporation are classified as Class A Common Stock, one hundred million (100,000,000) of such shares are classified as Class B Common Stock, one hundred million (100,000,000) of such shares are classified as Class C Common Stock and one hundred million (100,000,000) of such shares are classified as Class M Common Stock. Each share (including for this purpose a fraction of a share) of Common Stock issued and outstanding immediately prior to these Articles of Amendment and Restatement becoming effective, shall, at such effective time, be reclassified automatically, and without any action or choice on the part of the holder, into a share (or the same fraction of a share) of Class M Common Stock.

      (2) As more fully set forth hereafter, the assets and liabilities and the income and expenses attributable to each class of the Corporation's stock shall be determined separately from those of each other class of the Corporation's stock and, accordingly, the net asset value, the dividends and distributions payable to stockholders, and the amounts distributable in the event of liquidation or dissolution of the Corporation to stockholders of the Corporation's stock may vary from class to class.

      (3) The assets of the Corporation attributable to each of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock and the Class M Common Stock shall be invested in the same investment portfolio of the Corporation.

      (4) The allocations of investment income and losses and capital gains and losses and expenses and liabilities of the Corporation among each of the classes of Common Stock of the Corporation shall be determined by the Board of Directors in a manner that is consistent with the Investment Company Act of 1940, as amended. The determination of the Board of Directors shall be conclusive as to the allocation of investment income and losses, capital gains and losses, expenses and liabilities (including accrued expenses and reserves) and assets to a particular class or classes.

      (5) Shares of each class of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to each class of stock may vary with respect to each such class to reflect differing allocations of the expenses of the Corporation among the holders of the classes and any resultant differences among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The Board of Directors may provide that dividends and distributions on the Class M Common Stock may be paid or reinvested in shares of Class A Common Stock. The Board of Directors may provide that dividends and distributions shall be payable only with respect to those shares of stock that have been held of record continuously by the stockholder for a specified period, not to exceed 72 hours, prior to the record date of the dividend or distribution.

      (6) On each matter submitted to a vote of the stockholders, each holder of a share of stock shall be entitled to one vote for each such share standing in such holder's name upon the books of the Corporation regardless of the class thereof, and all shares of all classes shall vote together as a single class; provided, however, that (i) when the Maryland General Corporation Law or the Investment Company Act of 1940, as amended, requires that a class vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected class or classes:
(ii) in the event that the separate vote requirement referred to in (i) above applies with respect to one or more classes, then, subject to (iii) below, the shares of all other classes shall vote as one single class; and (iii) as to any matter, which, in the judgment of the Board of Directors (which shall be conclusive and binding for all purposes), does not affect the interests of a particular class, such class shall not be entitled to any vote and only the holders of shares of the affected class or classes shall be entitled to vote.

      (7) In the event of the liquidation or dissolution of the Corporation, stockholders of each class of the Corporation's stock shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to stockholders, but other than general assets not attributable to any particular class of stock, the assets attributable to the class less the liabilities allocated to that class; and the assets so distributable to the stockholders shall be distributed among the stockholders in proportion to the number of shares of the class held by them and recorded on the books of the Corporation. In the event that there are any general assets not attributable to any particular class of stock, and such assets are available for distribution, the distribution shall be made to the holders of all classes in proportion to the net asset value of the respective classes or as otherwise determined by the Board of Directors.

      (8) To the extent permitted by law, each holder of shares of the Corporation's stock shall be entitled to require the Corporation to redeem all or any part of the shares of stock of the Corporation standing in the name of the holder on the books of the Corporation, and all shares of stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of the shares as in effect from time to time as may be determined by or pursuant to the direction of the Board of Directors of the Corporation in accordance with the provisions of Article Seventh, less the amount of any applicable redemption charge, deferred sales charge or other amount imposed by the Board of Directors (to the extent consistent with applicable law), subject to the right of the Board of Directors of the Corporation to suspend the right of redemption or postpone the date of payment of the redemption price in accordance with provisions of applicable law. The proceeds of the redemption of a share (including a fractional share) of any class of stock of the Corporation shall be reduced by the amount of any redemption charge, deferred sales charge or other amount payable on such redemption pursuant to the terms of issuance of such shares. Without limiting the generality of the foregoing, the Corporation shall, to the extent permitted by applicable law, have the right at any time, at the Corporation's option, to redeem, in whole or in part, the shares owned by any holder of stock of the Corporation (i) if the redemption is, in the opinion of the Board of Directors of the Corporation, desirable in order to prevent the Corporation from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended, or (ii) if the value of the shares in the account maintained by the Corporation or its transfer agent for any class of stock for the stockholder is below an amount determined from time to time by the Board of Directors of the Corporation (the "Minimum Account Balance") and (a) the stockholder has been given notice of the redemption and has failed to make additional purchases of shares in an amount sufficient to bring the value in his account to at least the Minimum Account Balance before the redemption is effected by the Corporation or
(b) the redemption is with respect to fees to be paid by the stockholder to the Corporation for failing to maintain the Minimum Account Balance or (iii) the Board of Directors has otherwise determined that it is in the best interests of the Corporation to redeem the shares. Notwithstanding any other provision of this Article FIFTH(8), if certificates representing the redeemed shares have been issued, the redemption price need not be paid by the Corporation until such certificates are presented in proper form for transfer to the Corporation or the agent of the Corporation appointed for such purpose; however, the redemption shall be effective in accordance with the action of the Board of Directors, regardless of whether or not such presentation has been made. Payment of the redemption price shall be made in cash by the Corporation at the time and in the manner as may be determined from time to time by the Board of Directors of the Corporation unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist that make payment wholly in cash unwise or undesirable; in such event the Corporation may make payment wholly or partly by securities or other property included in the assets allocable to the class of the shares for which redemption is being sought, the value of which shall be determined as provided herein.

      (9) The Board of Directors may impose a redemption charge on the net asset value of shares of any Class of Common Stock at the time of their redemption (including any redemptions in-kind and redemptions with respect to an exchange for shares of another open-end investment company). The proceeds of the redemption charge shall be retained by the Corporation. With the approval of the Board of Directors, any established redemption charge may be reduced or waived, in whole or in part, and any reductions or waivers may vary among the stockholders.

      (10) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder and applicable rules and regulations of the National Association of Securities Dealers, Inc. and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular class of stock of the Corporation may be automatically converted into shares of another class of stock of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement. Without limiting the generality of the foregoing, each share (or fraction of a share) of Class M Common Stock that is issued and outstanding as of the one year anniversary date of the date on which these Articles of Amendment and Restatement become effective shall be converted automatically, without any action or choice on the part of the holder, into a share (or such fractional share), of Class A Common Stock of the Corporation based on relative net asset values, and outstanding certificates previously representing the issued and outstanding shares of Class M Common Stock shall thereafter represent Class A Common Stock.

      (11) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding the right, if any, to receive a stock certificate representing fractional shares.

      (12) No stockholder shall be entitled to any preemptive right other than as the Board of Directors may establish.

      SIXTH: (a) The number of Directors of the Corporation shall be three, which number shall be increased or decreased from time to time in the manner provided in the By-Laws of the Corporation, provided that the number of Directors shall not be less than three, nor more than twelve. A director may be removed from office only for cause and only by the vote of 75% of the votes entitled to be cast for the election of directors.

      (b) Beginning with the first annual meeting of the stockholders held after the initial public offering of the shares of the Corporation, the Directors shall be divided into three classes, and shall be designated as Class I, Class II and Class III Directors, respectively. The Class I Directors elected at such initial annual meeting shall serve for a term of office expiring at the next succeeding annual stockholders meeting. The Class II Directors elected at such initial annual meeting shall serve for a term of office expiring at the second succeeding annual stockholders meeting. The Class III Directors elected at such initial annual meeting shall serve for a term of office expiring at the third succeeding annual stockholders meeting. After expiration of the terms of office specified for the Directors elected at such initial annual meeting, the Directors of each class shall serve for terms of three (3) years, or, when filling a vacancy, for the unexpired portion of such term and until their successors are elected and have qualified. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes by the Board of Directors so as to maintain the number of Directors in each class as nearly as possible, but in no event shall a decrease in the number of Directors shorten the term of any incumbent Director.

      (c) The names of the directors who shall act until the first annual meeting or until their successors are duly chosen and qualify are:

      George S. Johnston
      Nicholas Bratt
      Juris Padegs

      SEVENTH: The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders.

      (1) In addition to its other powers explicitly or implicitly granted under the Charter of the Corporation, by law or otherwise, the Board of Directors of the Corporation:

            (a) is expressly and exclusively authorized to make, alter, amend or repeal the By-Laws of the Corporation;

            (b) may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by resolution of the Board of Directors of the Corporation;

            (c) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of stock of any class of the Corporation whether now or hereafter authorized and securities convertible into shares of stock of the Corporation of any class or classes, whether now or hereafter authorized, for such consideration as the Board may deem advisable;

            (d) is authorized to classify or to reclassify, from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption for the stock. The provisions of these Articles of Amendment and Restatement (including those in Article FIFTH hereof) shall apply to each class of stock unless otherwise provided by the Board of Directors prior to issuance of any shares of that class;

            (e) is empowered to authorize and issue, without stockholder approval, unsecured obligations of the Corporation, and subject to Article Eighth of these Articles of Amendment and Restatement, secured obligations of the Corporation, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the real or personal property of the Corporation;

            (f) Notwithstanding anything in this Charter to the contrary, is authorized to establish in its absolute discretion the basis or method for determining the value of the assets attributable to any class, the value of the liabilities attributable to any class and the net asset value of each share of any class of the Corporation's stock; and

            (g) is authorized to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose; to set apart out of any funds of the Corporation reserves for such purposes as it shall determine and to abolish the same; to declare and pay any dividends and distributions in cash, securities or other property from surplus or any other funds legally available therefor, at such intervals as it shall determine; to declare dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; and to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof.

      (2) Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all classes or of any class of the Corporation's stock entitled to be cast in order to take or authorize any action, any such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the aggregate number of votes entitled to be cast thereon subject to any applicable requirements of the Investment Company Act of 1940, as amended, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto.

      (3) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class entitled to vote as a class on the matter shall constitute a quorum.

      (4) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment owned or held by the Corporation, as to market value or fair value of any investment or fair value of any other asset of the Corporation, as to the allocation of any asset of the Corporation to a particular class or classes of the Corporation's stock, as to the charging of any liability or expense of the Corporation to a particular class or classes of the Corporation's stock, as to the number of shares of the Corporation outstanding, as to the estimated expense to the Corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, redemption or other acquisition or disposition of investments or shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

      EIGHTH: Special Vote of Stockholders.

      (a) Except as otherwise provided in this Article Eighth, at least 75% of the votes entitled to be cast by stockholders, in addition to the affirmative vote of 75% of the Board of Directors, shall be necessary to effect any of the following actions:

            (i) any amendment to these Articles to make the Corporation's Common Stock a "redeemable security" (as such term is defined in the Investment Company Act of 1940, as amended) unless the Continuing Directors (as hereinafter defined) of the Corporation, by a vote of at least 75% of such Directors, approve such amendment in which case the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon shall be required;

            (ii) any stockholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets;

            (iii) any proposal as to the voluntary liquidation or dissolution of the Corporation unless the Continuing Directors of the Corporation, by a vote of at least 75% of such Directors, approve such proposal in which case the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon shall be required; or

            (iv) any Business Combination (as hereinafter defined) unless either the condition in clause (A) below is satisfied or all of the conditions in clauses (B), (C), (D), (E) and (F) below are satisfied:

                  (A) The Business Combination shall have been approved by a vote of at least 75% of the Continuing Directors in which case the affirmative vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon shall be required.

                  (B) The aggregate amount of cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of any class of outstanding Voting Stock (as hereinafter defined) in such Business Combination shall be at least equal to the higher of the following:

                        (x) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers fees) paid by an Interested Party (as hereinafter defined) for any shares of such Voting Stock acquired by it (aa) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or (bb)(i) in the Threshold Transaction (as hereinafter defined), or (ii) in any period between the Threshold Transaction and the consummation of the Business Combination, whichever is higher; and

                        (y) the net asset value per share of such Voting Stock on the Announcement Date or on the date of the Threshold Transaction, whichever is higher.

                  (C) The consideration to be received by holders of the particular class of outstanding Voting Stock shall be in cash or in the same form as the Interested Party has previously paid for shares of any class of Voting Stock. If the Interested Party has paid for shares of any class of Voting Stock with varying forms of consideration, the form of consideration for such class of Voting Stock shall be either cash or the form used to acquire the largest number of shares of such class of Voting Stock previously acquired by it.

                  (D) After the occurrence of the Threshold Transaction, and prior to the consummation of such Business Combination, such Interested Party shall not have become the beneficial owner of any additional shares of Voting Stock except by virtue of the Threshold Transaction.

                  (E) After the occurrence of the Threshold Transaction, such Interested Party shall not have received the benefit, directly or indirectly (except proportionately as a shareholder of the Corporation), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Corporation, whether in anticipation of or in connection with such Business Combination or otherwise.

                  (F) A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (or any subsequent provisions replacing such Acts, rules or regulations) shall be prepared and mailed by the Interested Party, at such Interested Party's expense, to the shareholders of the Corporation at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Acts or subsequent provisions).

      (b) For the purposes of this Article Eighth:

            (i) "Business Combination" shall mean any of the transactions described or referred to in any one or more of the following subparagraphs:

                  (A) any merger, consolidation or share exchange of the Corporation with or into any other person;

                  (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions in any 12 month period) to or with any other person of any assets of the Corporation having an aggregate Fair Market Value of $1,000,000 or more except for portfolio transactions of the Corporation effected in the ordinary course of the Corporation's business;

                  (C) the issuance or transfer by the Corporation (in one transaction or a series of transactions in any 12 month period) of any securities of the Corporation to any other person in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value of $100,000,000 or more excluding (x) sales of any securities of the Corporation in connection with a public offering thereof, (y) issuances of any securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation and (z) issuances of any securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation;

            (ii) "Continuing Director" means any member of the Board of Directors of the Corporation who is not an Interested Party or an Affiliate of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

            (iii) "Interested Party" shall mean any person, other than an investment company advised by the Corporation's initial investment manager or any of its Affiliates, which enters, or proposes to enter, into a Business Combination with the Corporation.

            (iv) "Person" shall mean an individual, a corporation, a trust or a partnership.

            (v) "Voting Stock" shall mean capital stock of the Corporation entitled to vote generally in the election of directors.

            (vi) A person shall be a "beneficial owner" of any Voting Stock:

                  (A) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; or

                  (B) which such person or any of its Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or

                  (C) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any Agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

            (vii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule l2b-1 of the General Rules and Regulations under the Securities Exchange Act of 1934.

            (viii) "Fair Market Value" means:

                  (A) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the relevant date of a share of such stock on the New York Stock Exchange, or if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the relevant date on the National Association of Securities Dealers, Inc. Automated Quotation Systems (NASDAQ) or any system then in use, or if no such quotations are available, the fair market value on the relevant date of the share of such stock as determined by 75% of the Continuing Directors in good faith, and

                  (B) in the case of property other than cash or stock, the fair market value of such property on the relevant date as determined by 75% of the Contracting Directors in good faith.

            (ix) "Threshold Transaction" means the transaction by or as a result of which an Interested Party first becomes the beneficial owner of Voting Stock.

            (x) In the event of any Business Combination in which the Corporation survives, the phrase "consideration other than cash to be received" as used in subparagraph (a)(iv)(B) above shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

            (xi) Continuing Directors of the Corporation, acting by a vote of 75%, shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine (a) the number of shares of Voting Stock beneficially owned by any person, (b) whether a person is an Affiliate or Associate of another, (c) whether the requirements of subparagraph (a)(iv) above have been met with respect to any Business Combination, and (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Corporation in any Business Combination has, an aggregate Fair Market Value of $1,000,000 or more.

      NINTH: Pre-Emptive Rights. No holder of the Common stock of the Corporation or of any other class of stock or securities which may hereafter be created shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class, or of rights or options to purchase any stock, or of securities convertible into, or carrying rights or options to purchase, stock of any class, whether now or hereafter authorized or whether issued for a consideration other than money or by way of a dividend or otherwise, and all such rights are hereby waived by each holder of Common Stock and of any other class of stock which may hereafter be created.

      TENTH: Reservation of Right to Amend. From time to time any of the provisions of this Charter may be amended, altered or repealed (including any amendment which changes the terms of any of the outstanding stock by classification, reclassification or otherwise) and all rights at any time conferred upon the stockholders of the Corporation by this Charter are granted subject to the provisions of this Article TENTH. With the exception of Articles THIRD, SIXTH, EIGHTH, NINTH, this Article TENTH and Article ELEVENTH, any of the provisions of this Charter may be amended, altered or repealed upon the vote of a majority of the votes entitled to be cast by stockholders. The provisions of Articles SIXTH, EIGHTH, NINTH, this Article TENTH and Article ELEVENTH may be amended, altered or repealed only upon the vote of at least 75% of the votes entitled to be cast by stockholders. The provisions of Article Third may be amended, altered or repealed only upon the vote of at least 75% of the votes entitled to be cast by stockholders, unless, pursuant to Article EIGHTH Section
(a)(i), the Continuing Directors of the Corporation, by a vote of at least 75% of such Directors, approve such amendment in which case the affirmative vote of a majority of the votes entitled to be cast by stockholders shall be required.

      ELEVENTH: Duration. Subject to the provisions of Article Eighth(a)(iii), the duration of the Corporation shall be perpetual.

      TWELFTH: (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not that person is a director or officer at the time of any proceeding in which liability is asserted.

      (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

      (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

            ARTICLE II. Each share (including for this purpose a fraction of a share) of Common Stock issued and outstanding immediately prior to these Articles of Amendment and Restatement becoming effective, shall, at such effective time, be reclassified automatically, and without any action or choice on the part of the holder, into a share (or the same fraction of a share) of Class M Common Stock. Outstanding certificates representing issued and outstanding shares of Common Stock immediately prior to these Articles of Amendment and Restatement becoming effective, shall upon these Articles of Amendment and Restatement becoming effective be deemed to represent the same number of shares of Class M Common Stock. Certificates representing shares of the Class M Common Stock resulting from the aforesaid reclassification need not be issued until certificates representing the shares of Common Stock so reclassified, if issued, have been received by the Corporation or its agent duly endorsed for transfer with the request that a new certificate be provided. The Class A Common Stock, Class B Common Stock, Class C Common Stock and Class M Common Stock shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in the Charter of the Corporation as herein amended and restated.

            ARTICLE III: The Corporation desires to amend and restate its Charter as currently in effect. The provisions set forth in these Articles of Amendment and Restatement are all of the provisions of the Charter currently in effect as herein amended. The current address of the principal office of the Corporation, and the name and address of the Corporation's current resident agent are as set forth herein. The number of directors is currently set at six
and their names are [    ], [    ], [    ], [    ], [    ], and [    ].

            ARTICLE IV: The amendment and restatement of the Charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders.

            ARTICLE V: The total number of shares of capital stock that the Corporation had authority to issue immediately prior to these Articles of Amendment and Restatement becoming effective was one hundred million (100,000,000) shares of the par value of one cent ($.01) per share and of the aggregate par value of one million dollars ($1,000,000 ) all of which shares were designated Common Stock. The total number of shares of capital stock that the Corporation has authority to issue upon these Articles of Amendment and Restatement becoming effective is five hundred million (500,000,000) shares, all of the par value of one-tenth of one cent ($.001) per share, and of the aggregate par value of five hundred thousand dollars ($500,000). Two hundred million (200,000,000) of such shares are designated as Class A Common Stock, one hundred million (100,000,000) of such shares are designated as Class B Common Stock, one hundred million (100,000,000) of such shares are designated as Class C Common Stock and one hundred million (100,000,000) of such shares are designated as Class M Common Stock.

            ARTICLE VI: These Articles of Amendment and Restatement shall become effective on ________, 1999 at _____ [a.m./p.m.] Eastern Time.

            IN WITNESS WHEREOF, Scudder New Europe Fund, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President, ______________, and witnessed by its Secretary, ______________, as of , 1999.

      The President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief, the matters and facts set forth in these Articles with respect to the authorization and approval of this amendment and restatement of the Corporation's Charter are true in all material respects and that this statement is made under penalties of perjury.

                                    By:
                                        --------------------------
                                        President

Witness:


---------------------------
Secretary

                                                                       EXHIBIT B

                      AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of June, 1999, between Scudder New Europe Fund, Inc., a Maryland corporation, (the "Scudder Fund"), and Kemper Europe Fund, a Massachusetts business trust (the "Kemper Fund").

      This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Kemper Fund (the "Reorganization") will consist of the transfer of substantially all of the assets of the Kemper Fund in exchange solely for shares of the applicable class or classes of common stock of the Scudder Fund (the "Scudder Fund Shares"), the assumption by the Scudder Fund of all of the liabilities of the Kemper Fund, and the distribution, on or after the Closing Date determined pursuant to paragraph 3.1, of the Scudder Fund Shares to the shareholders of the Kemper Fund in liquidation of the Kemper Fund, all upon the terms and conditions set forth in this Agreement.

      WHEREAS, the Board of Trustees of the Kemper Fund has determined that the exchange of all of the assets of the Kemper Fund for Scudder Fund Shares and the assumption of all of the liabilities of the Kemper Fund by the Scudder Fund is in the best interests of the Kemper Fund and that the interests of the existing shareholders of the Kemper Fund would not be diluted as a result of this transaction; and

      WHEREAS, the Board of Directors of the Scudder Fund has determined that the exchange of all of the assets of the Kemper Fund for Scudder Fund Shares and the assumption of the Kemper Fund's liabilities by the Scudder Fund is in the best interests of the Scudder Fund's shareholders and that the interests of the existing shareholders of the Scudder Fund would not be diluted as a result of this transaction.

      NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements set forth herein, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Kemper Fund in Exchange for Scudder Fund Shares and Assumption of the Kemper Fund's Liabilities and Liquidation of the Kemper Fund

      1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Kemper Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Scudder Fund, and the Scudder Fund agrees in exchange therefor: (i) to deliver to the Kemper Fund the number of Scudder Fund Shares, including fractional Scudder

Fund Shares, of each class of the Scudder Fund determined by dividing the value of the Kemper Fund's net assets attributable to each such class of shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the offering price of one Scudder Fund Share of the same class as described in that Fund's then current prospectus; and (ii) to assume all of the liabilities of the Kemper Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

      1.2.

      (a) The assets of the Kemper Fund to be acquired by the Scudder Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by the Kemper Fund and any deferred or prepaid expenses shown as an asset on the books of the Kemper Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

      (b) The liabilities assumed by the Scudder Fund shall include all of the Kemper Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

      (c) The Kemper Fund has provided the Scudder Fund with a list of all of the Kemper Fund's assets as of the date of execution of this Agreement and the Scudder Fund has confirmed that all such assets are of the type in which the Scudder Fund is permitted to invest and to hold. The Kemper Fund reserves the right to sell any of these securities but will not, without the prior approval of the Scudder Fund, acquire any additional securities other than securities of the type in which the Scudder Fund is permitted to invest. The Scudder Fund, will, within a reasonable time prior to the Closing Date, furnish the Kemper Fund with a list of its assets. In the event that the Kemper Fund holds any investments which the Scudder Fund identifies as a type which it may not hold, and the Scudder Fund so requests, the Kemper Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Kemper Fund and the Scudder Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Scudder Fund with respect to such investments, the Kemper Fund, if requested by the Scudder Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

      1.3. The Kemper Fund will endeavor to discharge all the Kemper Fund's known liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

      1.4. As soon as practicable prior to the Closing Date, both the Scudder Fund and the Kemper Fund will declare and pay to their respective shareholders of record one or more dividends and/or distributions so that they will have distributed substantially all of their investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

      1.5. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Kemper Fund will liquidate and distribute pro rata to the Kemper Fund's shareholders of record determined as of the close of business on the Closing Date (the "Kemper Fund Shareholders") the Scudder Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Scudder Fund Shares then credited to the account of the Kemper Fund on the books of the Scudder Fund to open accounts on the share records of the Scudder Fund in the name of the Kemper Fund's shareholders representing the respective pro rata number of the Scudder Fund Shares of the particular class due such shareholders. All issued and outstanding shares of the Kemper Fund will simultaneously be canceled on the books of the Kemper Fund, although share certificates representing interests in the Kemper Fund, if any, will represent a number of Scudder Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Scudder Fund shall not issue certificates representing the Scudder Fund Shares in connection with such exchange.

      1.6. Ownership of Scudder Fund Shares will be shown on the books of the Scudder Fund's transfer agent. Shares of the Scudder Fund will be issued in the manner described in the Scudder Fund's then current prospectus and statement of additional information.

      1.7. Any transfer taxes payable upon issuance of the Scudder Fund Shares in a name other than the registered holder of the Kemper Fund Shares on the books of the Kemper Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Scudder Fund Shares are to be issued and transferred.

      1.8. Any reporting responsibility of the Kemper Fund is and shall remain the responsibility of the Kemper Fund up to and including the applicable Closing Date and such later dates on which the Kemper Fund is terminated.

2. Valuation

      2.1. The value of the Kemper Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the applicable Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Kemper Fund's then current prospectus or statement of additional information, such procedures having been accepted by the Accounting Service Agent for the Scudder Fund.

      2.2. The number of Shares of each class of the Scudder Fund to be issued (including fractional shares, if any) in exchange for the corresponding Kemper Fund's net assets shall be determined by dividing the value of the net assets of the Kemper Fund attributable to each such class of shares determined using the same valuation procedures referred to in paragraph 2.1 by the offering price per Share of such class of the Scudder Fund, such procedures having been accepted by the Accounting Service Agent for the Kemper Fund.

      2.3. All computations of value shall be made by Scudder Accounting Corporation in accordance with the regular practice of the Kemper Fund and Scudder Fund, respectively.

3. Closing and Closing Date

      3.1. The Closing Date for the Reorganization shall be September 1, 1999, or such other date as the parties to the Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of 4:00 p.m., at the offices of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York, or at such other time and/or place as the parties may agree.

      3.2. The custodian for the Scudder Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Kemper Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Scudder Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

      3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Scudder Fund or the Kemper Fund shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the

Scudder Fund or the Kemper Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

      3.4. The Kemper Fund shall deliver at the Closing a list of the names and addresses of the Kemper Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Scudder Fund's transfer agent. The Scudder Fund shall issue and deliver a confirmation evidencing the Scudder Fund Shares to be credited to the Kemper Fund's account on the Closing Date to the Secretary of the Kemper Fund or provide evidence satisfactory to the Kemper Fund that the Scudder Fund Shares have been credited to the Kemper Fund's account on the books of the Scudder Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

      4.1. The Kemper Fund represents and warrants to the Scudder Fund as follows:

      (a) The Kemper Fund is a business trust duly organized, validly existing and in good standing under the Commonwealth of Massachusetts;

      (b) The Kemper Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

      (c) The Kemper Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Kemper Fund is a party or by which the Kemper Fund or its property is bound or affected;

      (d) There are no contracts or other commitments (other than this Agreement) of the Kemper Fund which will be terminated with liability to the Kemper Fund prior to the Closing Date;

      (e) Except as previously disclosed in writing to and accepted by the Scudder Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Kemper Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Kemper Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transaction herein contemplated;

      (f) The statements of assets and liabilities of the Kemper Fund for each of the fiscal years ended November 30 in the period beginning with commencement of the Kemper Fund and ending November 30, 1998 have been audited by Ernst & Young LLP, certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Scudder Fund) fairly reflect the financial condition of the Kemper Fund as of such dates, and there are no known contingent liabilities of the Kemper Fund as of such dates not disclosed therein;

      (g) Since November 30, 1998, there has not been any material adverse change in the Kemper Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Kemper Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Scudder Fund. For the purposes of this subparagraph (g), a decline in net asset value per share or the total assets of the Kemper Fund in the ordinary course of business shall not constitute a material adverse change;

      (h) At the Closing Date, all federal and other tax returns and reports of the Kemper Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Kemper Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (i) For the fiscal year ended November 30, 1998, the Kemper Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; and all of the Kemper Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

      (j) All issued and outstanding shares of each class of the Kemper Fund are, and at the applicable Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Kemper Fund, except that shareholders of the Kemper Fund may under certain circumstances be held personally liable for its obligations. All of the issued and outstanding shares of the Kemper Fund will, at the time of Closing, be held by the persons and the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Kemper Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Kemper Fund's shares, nor is there outstanding any security convertible into any of the Kemper Fund's shares, except for the conversion feature described in the Kemper Fund's prospectus;

      (k) At the Closing Date, the Kemper Fund will have good and marketable title to the assets to be transferred to the Scudder Fund pursuant to section
1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Scudder Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Scudder Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, except those restrictions as to which the Scudder Fund has received notice and necessary documentation at or prior to the Closing;

      (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Kemper Fund's Board of Trustees, and subject to the approval of the Kemper Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Kemper Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (m) Insofar as the following relate to the Kemper Fund, the registration statement filed by the Scudder Fund on Form N-14 relating to Scudder Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Kemper Fund (the "Proxy Statement") and the prospectus of the Scudder Fund with respect to the transaction contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall only apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Kemper Fund for use in the N-14 Registration Statement.

      4.2. The Scudder Fund represents and warrants to the Kemper Fund as follows:

      (a) The Scudder Fund is a Maryland corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland;

      (b) The Scudder Fund is a registered investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and as of the Closing Date the Scudder Fund will be classified as a management company of the open-end type;

      (c) The preliminary prospectus and statement of additional information filed as part of the Scudder Fund registration statement on Form N-1A on _____________, 1999 (the "Scudder Fund Registration Statement"), when declared effective by the Commission will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (d) At the Closing Date, the Scudder Fund will have good and marketable title to its assets;

      (e) The Scudder Fund is not, and the execution, delivery and performance of this Agreement will not result in, a violation of its Charter or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Scudder Fund is a party or by which it is bound;

      (f) Except as previously disclosed to and accepted by the Kemper Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Scudder Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Scudder Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

      (g) Since October 30, 1998, there has not been any material adverse change in the Scudder Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Scudder Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Kemper Fund. For the purposes of this subparagraph (g), a decline in net asset value per share or the total assets of the Scudder Fund in the ordinary course of business shall not constitute a material adverse change;

      (h) At the Closing Date, all federal and other tax returns and reports of the Scudder Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

      (i) For the fiscal year ended October 31, 1998, the Scudder Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; and all of the Scudder Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

      (j) At the date hereof, all issued and outstanding Scudder Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The Scudder Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Scudder Fund Shares, nor is there outstanding any security convertible into any Scudder Fund Shares;

      (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Scudder Fund's Board of Directors, and this Agreement constitutes a valid and binding obligation of the Scudder Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (l) The Scudder Fund Shares to be issued and delivered to the Kemper Fund, for the account of the Kemper Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Scudder Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

      (m) The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

provided, however, that the representations and warranties in this subsection shall not apply to statements in or omission from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Kemper Fund for use in the N-14 Registration Statement;

      (n) The Scudder Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. Covenants of the Kemper Fund and the Scudder Fund

      5.1. The Scudder Fund and the Kemper Fund will operate their businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

      5.2. The Kemper Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transaction contemplated herein.

      5.3. The Scudder Fund will call a meeting of its shareholders to consider and act upon a proposal to convert the Scudder Fund to open-end status.

      5.4. The Kemper Fund covenants that the Scudder Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

      5.5. The Kemper Fund will assist the Scudder Fund in obtaining such information as the Scudder Fund reasonably requests concerning the beneficial ownership of the Kemper Fund's Shares.

      5.6. Subject to the provisions of this Agreement, the Scudder Fund and the Kemper Fund each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

      5.7. The Kemper Fund will provide the Scudder Fund with information reasonably necessary for the preparation of a prospectus which will include the Proxy Statement referred to in paragraph 4.1(m), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Kemper Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

      5.8. The Kemper Fund will provide the Scudder Fund with information reasonably necessary for the preparation of the Scudder Fund Registration Statement.

      5.9. As promptly as practicable, but in any case within thirty days of the Closing Date, the Kemper Fund shall furnish the Scudder Fund with a statement containing information required for purposes of complying with Rule 24f-2 under the 1940 Act.

      5.10. The Scudder Fund agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under Section 368(a) of the Code. In this regard, the Scudder Fund covenants that, following the Reorganization, it will (i) continue the historic business of the Kemper Fund or (ii) use a significant portion of the Kemper Fund's historic business assets in a business.

6. Conditions Precedent to Obligations of the Kemper Fund

      The obligations of the Kemper Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Scudder Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

      6.1. All representations and warranties of the Scudder Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

      6.2. The shareholders of the Scudder Fund shall have approved resolutions presented to them necessary to convert the Scudder Fund to open-end status and shall have taken such other action so that the Scudder Fund can function substantially as described in the Scudder Fund Registration Statement on Form N-1A currently on file with the Commission;

      6.3. The Scudder Fund shall have delivered to the Kemper Fund a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Kemper Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Scudder Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement and as to such other matters as the Kemper Fund shall reasonably request;

      6.4. The Kemper Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Scudder Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Kemper Fund, covering the following points:

      That (a) the Scudder Fund is a validly existing corporation and in good standing under the laws of the State of Maryland, has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Scudder Fund and, assuming due authorization, execution and delivery of the Agreement by the other party thereto, is a valid and binding obligation of the Scudder Fund enforceable against the Scudder Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles; (c) the Scudder Fund Shares to be issued to the Kemper Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable with no personal liability attaching to ownership thereof, and no shareholder of the Scudder Fund has any preemptive rights to subscription or purchase in respect thereof under the Charter or By-Laws of the Scudder Fund or to the knowledge of such counsel, otherwise; (d) the execution and delivery of this Agreement did not, and the consummation of the transaction contemplated hereby will not, result in a violation of the Scudder Fund's Charter or By-Laws as they are proposed to be amended or in a material violation of any provision of any agreement (known to such counsel) to which the Scudder Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Scudder Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or state of Maryland is required for the consummation by the Scudder Fund of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) such counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Scudder Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Scudder Fund Registration Statement or the Closing Date, which are required to be described in the Scudder Fund Registration Statement or to be filed as exhibits to the Scudder Fund Registration Statement which are not described and filed as required; (h) the Scudder Fund is registered as an investment company under the 1940 Act and classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (i) the Proxy Statement and the Scudder Fund Registration Statement (except as to financial and statistical data contained therein, as to which no opinion need be given) comply as to form in all material respects with the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and (j) the Scudder Fund Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

      In addition, such counsel also shall state that they have participated in conferences with officers and other representatives of the Scudder Fund at which the contents of the N-14 Registration Statement, the Scudder Fund Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the N-14 Registration Statement and the Scudder Fund Registration Statement (except to the extent indicated in paragraph [( )] of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Scudder Fund), they do not believe that the Proxy Statement and the Scudder Fund Registration Statement as of their respective dates, as of the date of the Kemper Fund shareholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Scudder Fund or necessary to make the statements therein regarding the Scudder Fund, in the light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data or as to the information relating to the Kemper Fund, contained in the Proxy Statement, N-14 Registration Statement or Scudder Fund Registration Statement, and that such opinion is solely for the benefit of the Kemper Fund, its Trustees and its officers. Such counsel may rely as to matters governed by the laws of the state of Maryland on an opinion of Maryland counsel and/or certificates of officers or directors of the Scudder Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Kemper Fund may reasonably request.

      In this paragraph 6.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein;

      6.5. The Board of Directors of the Scudder Fund, including a majority of the directors who are not "interested persons" of the Scudder Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Scudder Fund and that the interests of the shareholders in the Scudder Fund would not be diluted as a result of such transactions, and the Scudder Fund shall have delivered to the Kemper Fund at the applicable Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied; and

      6.6. The Scudder Fund's Investment Advisory Agreement with Scudder Kemper Investments, Inc. ("Scudder Kemper") shall have been amended to lower the advisory fees so that the fee payable from the Scudder Fund to Scudder Kemper thereunder shall be a monthly fee equal to 1/12 of .75 of 1 percent of the average daily net assets of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $250,000,000, the fee payable for that month based on the portion of the average of such values in excess of $250,000,000 shall be 1/12 of .72 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $1,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $1,000,000,000 shall be 1/12 of .70 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $2,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $2,500,000,000 shall be 1/12 of .68 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $5,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $5,000,000,000 shall be 1/12 of .65 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $7,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $7,500,000,000 shall be 1/12 of .64 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $10,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $10,000,000,000 shall be 1/12 of .63 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $12,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $12,500,000,000 shall be 1/12 of .62 of 1 percent of such portion.

7. Conditions Precedent to Obligations of the Scudder Fund

      The obligations of the Scudder Fund to complete the transaction provided for herein shall be subject, at its election, to the performance by the Kemper Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

      7.1. All representations and warranties of the Kemper Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

      7.2. The Kemper Fund shall have delivered to the Scudder Fund a statement of the Kemper Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Kemper Fund;

      7.3. The Kemper Fund shall have delivered to the Scudder Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Scudder Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Kemper Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Scudder Fund shall reasonably request;

      7.4. The Scudder Fund shall have received on the Closing Date a favorable opinion of Vedder, Price, Kaufman & Kammholz, counsel to the Kemper Fund, in a form satisfactory to the Secretary of the Scudder Fund, covering the following points:

      That (a) the Kemper Fund is validly existing as a business trust and in good standing under the laws of the Commonwealth of Massachusetts and has the statutory power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Kemper Fund and, assuming due authorization, execution and delivery of the Agreement by the other party hereto, is a valid and binding obligation of the Kemper Fund enforceable against the Kemper Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transaction contemplated hereby will not, result in a violation of the Kemper Fund's Declaration of Trust or By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Kemper Fund is a party or by which either it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Kemper Fund is a party or by which it or its property is bound, (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for the consummation by the Kemper Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given) comply as to form in all material respects with the requirements of the 1934 Act and the 1940 Act and the rules and regulations thereunder; (f) such counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Kemper Fund or its assets or property, pending, threatened or otherwise existing on or before the effective date of the Scudder Fund Registration Statement or the Closing Date, which are required to be described in the Scudder Fund Registration Statement or to be filed as exhibits to the Scudder Fund Registration Statement which are not described and filed as required or which materially and adversely affect the Kemper Fund's business; and (g) the Kemper Fund is registered as an investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

      Such counsel also shall state that they have participated in conferences with officers and other representatives of the Kemper Fund at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement (except to the extent indicated in paragraph (e) of their above opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Kemper Fund), they do not believe that the Proxy Statement as of its date, as of the date of the Kemper Fund's shareholder meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Kemper Fund or necessary in the light of the circumstances under which they were made, to make the statements therein regarding the Kemper Fund not misleading.

      Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Kemper Fund, contained in the Proxy Statement or the Scudder Fund Registration Statement, and that such opinion is solely for the benefit of the Kemper Fund and its directors and officers. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Kemper Fund may reasonably request.

      In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein;

      7.5. The Scudder Fund shall have received from Ernst & Young LLP a letter addressed to the Kemper Fund dated as of the effective date of the Scudder Fund Registration Statement in form and substance satisfactory to the Kemper Fund, to the effect that:

      (a) they are independent public accountants with respect to the Kemper Fund within the meaning of the 1933 Act and the applicable regulations thereunder;

      (b) in their opinion, the financial statements and financial highlights of the Kemper Fund included or incorporated by reference in the Scudder Fund Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder; and

      (c) on the basis of limited procedures agreed upon by the Scudder Fund and the Kemper Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to the Kemper Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of the Kemper Fund or from schedules prepared by officers of Kemper Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom;

      7.6. The Kemper Fund shall have delivered to the Scudder Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Kemper Fund as of and for the fiscal year ended November 30, 1998;

      7.7. The Scudder Fund shall have received from Ernst & Young LLP a letter addressed to the Scudder Fund and dated as of the applicable Closing Date stating that as of a date no more than three (3) business days prior to the applicable Closing Date, Ernst & Young LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.5; and

      7.8. The Board of Trustees of the Kemper Fund, including a majority of the directors who are not "interested persons" of the Kemper Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Kemper Fund and that the interests of the shareholders in the Kemper Fund would not be diluted as a result of such transactions, and the Kemper Fund shall have delivered to the Scudder Fund at the applicable

Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

8. Further Conditions Precedent to Obligations of the Scudder Fund and the Kemper Fund

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Scudder Fund, the Kemper Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to Kemper Fund, the Scudder Fund shall, at their respective option, not be required to consummate the transaction contemplated by this Agreement.

      8.1. The Agreement and the transaction contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Shares of the Kemper Fund in accordance with the provisions of the Kemper Fund's Declaration of Trust and applicable law and certified reports of the votes evidencing such approval shall have been delivered to the Scudder Fund.

      8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

      8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Scudder Fund or the Kemper Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Scudder Fund or the Kemper Fund, provided that either party hereto may for itself waive any of such conditions.

      8.4. The N-14 Registration Statement and the Scudder Fund Registration Statement shall each have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Kemper Fund and the Scudder Fund, substantially to the effect that for federal income tax purposes:

      (a) The transfer of all or substantially all of the Kemper Fund's assets in exchange for the Scudder Fund Shares and the assumption by the Scudder Fund of liabilities of the Kemper Fund, and the distribution of such Scudder Fund Shares to shareholders of the Kemper Fund in exchange for their shares of the Scudder Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Scudder Fund and the Kemper Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;
(b) no gain or loss will be recognized by the Scudder Fund on the receipt of the assets of the Kemper Fund solely in exchange for the Scudder Fund Shares and the assumption by the Scudder Fund of liabilities of the Kemper Fund; (c) no gain or loss will be recognized by the Kemper Fund upon the transfer of the Kemper Fund's assets to the Scudder Fund in exchange for the Scudder Fund Shares and the assumption by the Scudder Fund of liabilities of the Kemper Fund or upon the distribution of the Scudder Fund Shares to the Kemper Fund's shareholders in exchange for their shares of the Kemper Fund; (d) no gain or loss will be recognized by shareholders of the Kemper Fund upon the exchange of their Kemper Fund shares for the Scudder Fund Shares or upon the assumption by the Scudder Fund of liabilities of the Kemper Fund; (e) the aggregate tax basis for the Scudder Fund Shares received by each of the Kemper Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Scudder Fund Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Scudder Fund Shares to be received by each Kemper Fund shareholder will include the period during which the Kemper Fund Shares exchanged therefor were held by such shareholder (provided that the Kemper Fund Shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Kemper Fund's assets acquired by the Scudder Fund will be the same as the tax basis of such assets to the Kemper Fund immediately prior to the Reorganization, and the holding period of the assets of the Kemper Fund in the hands of the Scudder Fund will include the period during which those assets were held by the Kemper Fund.

      Notwithstanding anything herein to the contrary, neither the Scudder Fund nor the Kemper Fund may waive the conditions set forth in this paragraph 8.5.

9. Brokerage Fees and Expenses

      9.1. The Scudder Fund represents and warrants to the Kemper Fund, and the Kemper Fund represents and warrants to the Scudder Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transaction provided for herein.

      9.2. The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne exclusively by the Scudder Fund and the Kemper Fund and shall be allocated based upon the relative net assets of the Scudder Fund and the Kemper Fund as of __________, 1999.

10. Entire Agreement; Survival of Warranties

      10.1. The Scudder Fund and the Kemper Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

      10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transaction contemplated hereunder.

11. Termination

      11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the Kemper Fund and the Scudder Fund;
(2) the Kemper Fund in the event the Kemper Fund shall, or the Scudder Fund in the event the Kemper Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Kemper Fund or the Scudder Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met.

      11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Scudder Fund or the Kemper Fund, or their respective directors, trustees or officers, to the other party.

12. Amendments

      This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Scudder Fund and the Kemper Fund; provided, however, that following the meetings of the Kemper Fund's shareholders called by the Kemper Fund and the Scudder Fund's shareholders called by the Scudder Fund pursuant to paragraphs 5.2 and 5.3 of this Agreement, respectively, no such amendment may have the effect of changing the provisions for determining the number of the Scudder Fund Shares to be issued to the Kemper Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. Notices

      13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Kemper Fund at:

      222 South Riverside Plaza
      Chicago, IL 60606
      Attention:

      with a copy to:

      David Sturms, Esq.
      Vedder, Price, Kaufman & Kammholz
      222 North LaSalle Street
      Chicago, IL 60601

      or to the Scudder Fund at:

      345 Park Avenue
      New York, NY
      Attention: Bruce H. Goldfarb, Esq.

      with a copy to:

      Burton M. Leibert, Esq.
      Willkie Farr & Gallagher
      787 Seventh Avenue
      New York, NY 10019

14. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

      14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except for paragraph 14.5, which shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

      14.5. Consistent with the Kemper Fund's Declaration of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Trustees of the Kemper Fund, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Kemper Fund individually but binding only upon the assets and property of the Kemper Fund.

      [Signature page follows]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman of the Board, President or Vice President and attested to by its Secretary or Assistant Secretary.

      SCUDDER NEW EUROPE FUND, INC.

      By:
          -------------------------------------------
            Name:
            Title:

      Attest:
              ---------------------------------------


      KEMPER EUROPE FUND

      By:
          -------------------------------------------
          Name:
          Title:

      Attest:
              ---------------------------------------

                                                                       EXHIBIT C

                      ARTICLES OF AMENDMENT AND RESTATEMENT

                                       OF

                          SCUDDER NEW EUROPE FUND, INC.

      Scudder New Europe Fund, Inc. a Maryland corporation, having its principal office in Maryland in Baltimore City (hereinafter called the "Corporation") hereby certifies to the State Department of Assessments and Taxation of Maryland that:

      ARTICLE I: The Charter of the Corporation is amended and as so amended is restated in its entirety by striking out Article First through Twelfth and inserting in lieu thereof the following:

            "FIRST: The undersigned, Joshua M. Levine, whose address is One Citicorp Center, 153 East 53rd Street, New York, New York 10022, being at least eighteen years of age, acting as incorporator, does hereby form a corporation under the Maryland General Corporation Law.

            SECOND: The name of the Corporation is Kemper Europe Fund, Inc. (the "Corporation").*

            THIRD: The purposes for which the Corporation is formed are to operate and carry out the business of an open-end

----------
* The Fund's name will remain "Scudder New Europe Fund, Inc." if the Reorganization of the Fund is not approved by the shareholders of Kemper Europe Fund.

management investment company under the Investment Company Act of 1940, as amended, and generally to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law.

            FOURTH: The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202.

            FIFTH: (1) The total number of shares of capital stock which the Corporation shall have authority to issue is five hundred million (500,000,000), all of which shall be Common Stock having a par value of one-tenth of one cent ($0.001) per share and an aggregate par value of five hundred thousand dollars ($500,000). Until such time as the Board of Directors shall provide otherwise in accordance with paragraph (1)(d) of Article Seventh hereof, two hundred million (200,000,000) of the authorized shares of Common Stock of the Corporation are classified as Class A Common Stock, one hundred million (100,000,000) of such shares are classified as Class B Common Stock, one hundred million (100,000,000) of such shares are classified as Class C Common Stock and one hundred million (100,000,000) of such shares are classified as Class M Common

Stock. Each share (including for this purpose a fraction of a share) of Common Stock issued and outstanding immediately prior to these Articles of Amendment and Restatement becoming effective, shall, at such effective time, be reclassified automatically, and without any action or choice on the part of the holder, into a share (or the same fraction of a share) of Class M Common Stock.

            (2) As more fully set forth hereafter, the assets and liabilities and the income and expenses attributable to each class of the Corporation's stock shall be determined separately from those of each other class of the Corporation's stock and, accordingly, the net asset value, the dividends and distributions payable to stockholders, and the amounts distributable in the event of liquidation or dissolution of the Corporation to stockholders of the Corporation's stock may vary from class to class.

            (3) The assets of the Corporation attributable to each of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock and the Class M Common Stock shall be invested in the same investment portfolio of the Corporation.

            (4) The allocations of investment income and losses and capital gains and losses and expenses and liabilities of the Corporation among each of the classes of Common Stock of the Corporation shall be determined by the Board of Directors in a manner that is consistent with the Investment Company Act of 1940, as amended. The determination of the Board of Directors shall be conclusive as to the allocation of investment income and losses, capital gains and losses, expenses and liabilities (including accrued expenses and reserves) and assets to a particular class or classes.

            (5) Shares of each class of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors with respect to such class. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to each class of stock may vary with respect to each such class to reflect differing allocations of the expenses of the Corporation among the holders of the classes and any resultant differences among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The Board of Directors may provide that dividends and distributions on the Class M Common Stock may be paid or reinvested in shares of Class A Common Stock. The Board of Directors may provide that dividends and distributions shall be payable only with respect to those shares of stock that have been held of record continuously by the stockholder for a specified period, not to exceed 72 hours, prior to the record date of the dividend or distribution.

            (6) On each matter submitted to a vote of the stockholders, each holder of a share of stock shall be entitled to one vote for each such share standing in such holder's name upon the books of the Corporation regardless of the class thereof, and all shares of all classes shall vote together as a single class; provided, however, that (i) when the Maryland General Corporation Law or the Investment Company Act of 1940, as amended, requires that a class vote separately with respect to a given matter, the separate voting requirements of the applicable law shall govern with respect to the affected class or classes: (ii) in the event that the separate vote requirement referred to in (i) above applies with respect to one or more classes, then, subject to (iii) below, the shares of all other classes shall vote as one single class; and (iii) as to any matter, which, in the judgment of the Board of Directors (which shall be conclusive and binding for all purposes), does not affect the interests of a particular class, such class shall not be entitled to any vote and only the holders of shares of the affected class or classes shall be entitled to vote.

            (7) In the event of the liquidation or dissolution of the Corporation, stockholders of each class of the Corporation's stock shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to stockholders, but other than general assets not attributable to any particular class of stock, the assets attributable to the class less the liabilities allocated to that class; and the assets so distributable to the stockholders shall be distributed among the stockholders in proportion to the number of shares of the class held by them and recorded on the books of the Corporation. In the event that there are any general assets not attributable to any particular class of stock, and such assets are available for distribution, the distribution shall be made to the holders of all classes in proportion to the net asset value of the respective classes or as otherwise determined by the Board of Directors.

            (8) To the extent permitted by law, each holder of shares of the Corporation's stock shall be entitled to require the Corporation to redeem all or any part of the shares of stock of the Corporation standing in the name of the holder on the books of the Corporation, and all shares of stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of the shares as in effect from time to time as may be determined by or pursuant to the direction of the Board of Directors of the Corporation in accordance with the provisions of Article Seventh, less the amount of any applicable redemption charge, deferred sales charge or other amount imposed by the Board of Directors (to the extent consistent with applicable law), subject to the right of the Board of Directors of the Corporation to suspend the right of redemption or postpone the date of payment of the redemption price in accordance with provisions of applicable law. The proceeds of the redemption of a share (including a fractional share) of any class of stock of the Corporation shall be reduced by the amount of any redemption charge, deferred sales charge or other amount payable on such redemption pursuant to the terms of issuance of such shares.

Without limiting the generality of the foregoing, the Corporation shall, to the extent permitted by applicable law, have the right at any time, at the Corporation's option, to redeem, in whole or in part, the shares owned by any holder of stock of the Corporation (i) if the redemption is, in the opinion of the Board of Directors of the Corporation, desirable in order to prevent the Corporation from being deemed a "personal holding company" within the meaning of the Internal Revenue Code of 1986, as amended, or (ii) if the value of the shares in the account maintained by the Corporation or its transfer agent for any class of stock for the stockholder is below an amount determined from time to time by the Board of Directors of the Corporation (the "Minimum Account Balance") and (a) the stockholder has been given notice of the redemption and has failed to make additional purchases of shares in an amount sufficient to bring the value in his account to at least the Minimum Account Balance before the redemption is effected by the Corporation or (b) the redemption is with respect to fees to be paid by the stockholder to the Corporation for failing to maintain the Minimum Account Balance or (iii) the Board of Directors has otherwise determined that it is in the best interests of the Corporation to redeem the Shares. Notwithstanding any other provision of this Article FIFTH(8), if certificates representing the redeemed shares have been issued, the redemption price need not be paid by the Corporation until such certificates are presented in proper form for transfer to the Corporation or the agent of the Corporation appointed for such purpose; however, the redemption shall be effective in accordance with the action of the Board of Directors, regardless of whether or not such presentation has been made. Payment of the redemption price shall be made in cash by the Corporation at the time and in the manner as may be determined from time to time by the Board of Directors of the Corporation unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist that make payment wholly in cash unwise or undesirable; in such event the Corporation may make payment wholly or partly by securities or other property included in the assets allocable to the class of the shares for which redemption is being sought, the value of which shall be determined as provided herein.

            (9) The Board of Directors may impose a redemption charge on the net asset value of shares of any Class of Common Stock at the time of their redemption (including any redemptions in-kind and redemptions with respect to an exchange for shares of another open-end investment company). The proceeds of the redemption charge shall be retained by the Corporation. With the approval of the Board of Directors, any established redemption charge may be reduced or waived, in whole or in part, and any reductions or waivers may vary among the stockholders.

            (10) At such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, applicable rules and regulations thereunder and applicable rules and regulations of the National Association of Securities Dealers, Inc. and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular class of stock of the Corporation may be automatically converted into shares of another class of stock of the Corporation based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement. Without limiting the generality of the foregoing, each share (or fraction of a share) of Class M Common Stock that is issued and outstanding as of the one year anniversary date of the date on which these Articles of Amendment and Restatement become effective shall be converted automatically, without any action or choice on the part of the holder, into a share (or such fractional share), of Class A Common Stock of the Corporation based on relative net asset values, and outstanding certificates previously representing the issued and outstanding shares of

Class M Common Stock shall thereafter represent Class A Common Stock.

            (11) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of stock having proportionately to the respective fractions represented thereby all the rights to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding the right, if any, to receive a stock certificate representing fractional shares.

            (12) No stockholder shall be entitled to any preemptive right other than as the Board of Directors may establish.

            SIXTH: The Corporation currently has six directors. The number of directors of the Corporation may be changed pursuant to the By-Laws of the Corporation, but shall not be less than the number of directors required under the Maryland General Corporation Law.

            SEVENTH: The following provisions are inserted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Board of Directors and stockholders.

            (1) In addition to its other powers explicitly or implicitly granted under the Charter of the Corporation, by law or otherwise, the Board of Directors of the Corporation:

                  (a) is expressly and exclusively authorized to make, alter, amend or repeal the By-Laws of the Corporation;

                  (b) may from time to time determine whether, to what extent, at what times and places, and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account, book or document of the Corporation except as conferred by statute or as authorized by resolution of the Board of Directors of the Corporation;

                  (c) is empowered to authorize, without stockholder approval, the issuance and sale from time to time of shares of stock of any class of the Corporation whether now or hereafter authorized and securities convertible into shares of stock of the Corporation of any class or classes, whether now or hereafter authorized, for such consideration as the Board may deem advisable;

                  (d) is authorized to classify or to reclassify, from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption for the stock. The provisions of these Articles of Amendment and Restatement (including those in Article FIFTH hereof) shall apply to each class of stock unless otherwise provided by the Board of Directors prior to issuance of any shares of that class;

                  (e) is empowered to authorize and issue, without stockholder approval, obligations of the Corporation, secured and unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the real or personal property of the Corporation;

                  (f) Notwithstanding anything in this Charter to the contrary, is authorized to establish in its absolute discretion the basis or method for determining the value of the assets attributable to any class, the value of the liabilities attributable to any class and the net asset value of each share of any class of the Corporation's stock; and

                  (g) is authorized to determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose; to set apart out of any funds of the Corporation reserves for such purposes as it shall determine and to abolish the same; to declare and pay any dividends and distributions in cash, securities or other property from surplus or any other funds legally available therefor, at such intervals as it shall determine; to declare dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; and to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof.

            (2) Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all classes or of any class of the Corporation's stock entitled to be cast in order to take or authorize any action, any such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the aggregate number of votes entitled to be cast thereon subject to any applicable requirements of the Investment Company Act of 1940, as amended, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto.

            (3) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class entitled to vote as a class on the matter shall constitute a quorum.

            (4) Any determination made in good faith by or pursuant to the direction of the Board of Directors, as to the amount of the assets, debts, obligations, or liabilities of the Corporation, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating such reserves or charges, as to the use, alteration or cancellation of any reserves or charges (whether or not any debt, obligation, or liability for which such reserves or charges shall have been created shall be then or thereafter required to be paid or discharged), as to the value of or the method of valuing any investment owned or held by the Corporation, as to market value or fair value of any investment or fair value of any other asset of the Corporation, as to the allocation of any asset of the Corporation to a particular class or classes of the Corporation's stock, as to the charging of any liability or expense of the Corporation to a particular class or classes of the Corporation's stock, as to the number of shares of the Corporation outstanding, as to the estimated expense to the Corporation in connection with purchases of its shares, as to the ability to liquidate investments in orderly fashion, or as to any other matters relating to the issue, sale, redemption or other acquisition or disposition of investments or shares of the Corporation, shall be final and conclusive and shall be binding upon the Corporation and all holders of its shares, past, present and future, and shares of the Corporation are issued and sold on the condition and understanding that any and all such determinations shall be binding as aforesaid.

            EIGHTH: (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not that person is a director or officer at the time of any proceeding in which liability is asserted.

            (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

            (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

            (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

            NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in its Charter in the manner now or hereafter prescribed by the laws of the State of Maryland, including any amendment which alters the contract rights, as expressly set forth in the Charter, of any outstanding stock, and all rights conferred upon stockholders herein are granted subject to this reservation.

      ARTICLE II. Each share (including for this purpose a fraction of a share) of Common Stock issued and outstanding immediately prior to these Articles of Amendment and Restatement becoming effective, shall, at such effective time, be reclassified automatically, and without any action or choice on the part of the holder, into a share (or the same fraction of a share) of Class M Common Stock. Outstanding certificates representing issued and outstanding shares of Common Stock immediately prior to these Articles of Amendment and Restatement becoming effective, shall upon these Articles of Amendment and Restatement becoming effective be deemed to represent the same number of shares of Class M Common Stock. Certificates representing shares of the Class M Common Stock resulting from the aforesaid reclassification need not be issued until certificates representing the shares of Common Stock so reclassified, if issued, have been received by the Corporation or its agent duly endorsed for transfer with the request that a new certificate be provided. The Class A Common Stock, Class B Common Stock, Class C Common Stock and Class M Common Stock shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in the Charter of the Corporation as herein amended and restated.

      ARTICLE III: The Corporation desires to amend and restate its Charter as currently in effect. The provisions set forth in these Articles of Amendment and Restatement are all of the provisions of the Charter currently in effect as herein amended. The current address of the principal office of the Corporation, and the name and address of the Corporation's current resident agent are as set forth herein. The number of directors is currently set at six and their names
are [    ], [    ], [    ], [    ], [    ], and [    ].

      ARTICLE IV: The amendment and restatement of the Charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders.

      ARTICLE V: The total number of shares of capital stock that the Corporation had authority to issue immediately prior to these

Articles of Amendment and Restatement becoming effective was one hundred million (100,000,000) shares of the par value of one cent ($.01) per share and of the aggregate par value of one million dollars ($1,000,000), all of which shares were designated Common Stock. The total number of shares of capital stock that the Corporation has authority to issue upon these Articles of Amendment and Restatement becoming effective is five hundred million (500,000,000) shares, all of the par value of one-tenth of one cent ($.001) per share, and of the aggregate par value of five hundred thousand dollars ($500,000). Two hundred million (200,000,000) of such shares are designated as Class A Common Stock, one hundred million (100,000,000) of such shares are designated as Class B Common Stock, one hundred million (100,000,000) of such shares are designated as Class C Common Stock and one hundred million (100,000,000) of such shares are designated as Class M Common Stock.

      ARTICLE VI: These Articles of Amendment and Restatement shall become effective on ________, 1999 at _____ [a.m./p.m.] Eastern Time.

      IN WITNESS WHEREOF, Scudder New Europe Fund, Inc. has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President, ________________, and witnessed by its Secretary, _________________, as of _______, 1999.

      The President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and states that to the best of his knowledge, information and belief, the matters and facts set forth in these Articles with respect to the authorization and approval of this amendment and restatement of the Corporation's Charter are true in all material respects and that this statement is made under penalties of perjury.


                                    By:
                                        ------------------------------
                                        President

Witness:


---------------------------
Secretary

                                                                       EXHIBIT D


                         INVESTMENT MANAGEMENT AGREEMENT


                           KEMPER EUROPE FUND, INC.*
                            222 SOUTH RIVERSIDE PLAZA
                             CHICAGO, ILLINOIS 60606


                                                        __________________, 1999



Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154


                         INVESTMENT MANAGEMENT AGREEMENT
                            KEMPER EUROPE FUND, INC.

Ladies and Gentlemen:

Kemper Europe Fund, Inc. (the "Fund") has been established as a Maryland corporation to engage in the business of an investment company. Pursuant to the Fund's Articles of Incorporation, as amended and restated from time to time (the "Articles"), the Board of Directors is authorized to issue the Fund's shares of Common Stock (the "Shares") in separate series or classes. The Board of Directors has authorized five classes of shares. Additional series or classes may be established from time to time by action of the Directors.

The Fund has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Fund agrees with you as follows:

1. Delivery of Documents. The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") included in the Fund's Registration Statement on Form N-1A, as amended from time to time (the "Registration Statement") filed by the Fund under the Investment Company Act of

____________
*    The Fund's name will remain Scudder Europe Fund, Inc. if the
     Reorganization is not consummated.

1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Fund. The Fund has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Fund:

                  (a)      The Articles, as amended and restated to date.

                  (b) By-Laws of the Fund as in effect on the date hereof (the "By-Laws").

                  (c) Resolutions of the Directors of the Fund and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

The Fund will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

2. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Fund's Board of Directors. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Fund. You shall also make available to the Fund promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Fund in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration

Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

You shall furnish to the Fund's Board of Directors periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Fund's officers or Board of Directors shall reasonably request.

3. Administrative Services. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Fund administrative services necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund as it may reasonably request in the conduct of the its business, subject to the direction and control of the Fund's Board of Directors. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

4. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Directors, officers and executive employees of the Fund (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Directors and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Fund is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Fund business) of Directors, officers and employees of the Fund who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Directors and officers of the Fund; and costs of shareholders' and other meetings.

You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.

5. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of .75 of 1 percent of the average daily net assets as defined below of the Fund for such month; provided that, for any calendar month during which the average of such values exceeds $250,000,000, the fee payable for that month based on the portion of the average of such values in excess of $250,000,000 shall be 1/12 of .72 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $1,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $1,000,000,000 shall be 1/12 of .70 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $2,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $2,500,000,000 shall be 1/12 of .68 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $5,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $5,000,000,000 shall be 1/12 of .65 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $7,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $7,500,000,000 shall be 1/12 of .64 of 1 percent of such portion; provided that, for any calendar month during which the average of such values exceeds $10,000,000,000, the fee payable for that month based on the portion of the average of such values in excess of $10,000,000,000 shall be 1/12 of .63 of 1 percent of such portion; and provided that, for any calendar month during which the average of such values exceeds $12,500,000,000, the fee payable for that month based on the portion of the average of such values in excess of $12,500,000,000 shall be 1/12 of .62 of 1 percent of such portion; over any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Articles and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 5, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 5.

You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

6. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Fund. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

7. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Fund agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

8. Duration and Termination of This Agreement. This Agreement shall remain in force until April 1, 2001, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually
(a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Fund's Board of Directors on 60 days' written notice to you, or by you on 60 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment.

This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

10. [Use of Scudder Marks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder," "Scudder Kemper Investments, Inc." and "Scudder, Stevens & Clark, Inc." trademarks (together, the "Scudder Marks"), you hereby grant the Fund a non-exclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Fund's name (the "Fund Name") and (ii) the Scudder Marks in connection with the Fund's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between the Fund and you (or any organization which shall have succeeded to your business as investment manager (the "Successor")), or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided, however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The Fund agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Fund's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Fund shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof, The Fund further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Fund rendered during the one-year period preceding the date of this Agreement are acceptable At your reasonable request, the Fund shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Fund as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or the Successor) and the Fund, or you no longer is a licensee of the Scudder Marks, the Fund shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or the Successor) or the Trademark Owner. In no event shall the Fund use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or the Successor) and the Fund is terminated.][FOR INCLUSION ONLY IF THE REORGANIZATION IS NOT CONSUMMATED]

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In interpreting the provisions of this Agreement, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

This Agreement shall be construed in accordance with the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Fund.

If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Fund, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                              Yours very truly,

                                              KEMPER EUROPE FUND, INC.*

                                              By:
                                                 ------------------------------

The foregoing Agreement is hereby accepted as of the date hereof.


                                              SCUDDER KEMPER INVESTMENTS, INC.

                                              By:
                                                 ------------------------------

--------

* As stated above, the Fund's name will remain Scudder Europe Fund, Inc. if the Reorganization is not consummated.

                                                                       EXHIBIT E

      INVESTMENT OBJECTIVES AND ADVISORY FEES FOR SIMILAR FUNDS MANAGED BY
                                 SCUDDER KEMPER

                                 SCUDDER FUNDS+

            Fund                   Objective                Fee Rate              Net Assets
            ----                   ---------                --------              ----------
Global Income Fund

  Scudder Emerging Markets    High current income   1.000% of net assets          $  323,628,082
  Income Fund                 and, secondarily,
                              long term capital
                              appreciation by
                              investing primarily
                              in high-yielding
                              debt securities
                              issued by
                              governments and
                              corporations in
                              emerging markets.

  Scudder Global Bond Fund    Total return with     0.750% to $1 billion          $  135,113,465
                              an emphasis on        0.700% thereafter++
                              current income by
                              investing primarily
                              in high-grade bonds
                              denominated in
                              foreign currencies
                              and the U.S.
                              dollar.  As a
                              secondary
                              objective, the Fund
                              will seek capital
                              appreciation.

  Scudder International       Income primarily by   0.850% to $1 billion          $  145,818,767
  Bond Fund                   investing in a        0.800% thereafter++
                              managed portfolio
                              of high-grade
                              international bonds
                              and, secondarily,
                              protection and
                              possible
                              enhancement of
                              principal value by
                              actively managing
                              currency, bond
                              market and maturity
                              exposure and by

            Fund                   Objective                Fee Rate              Net Assets
            ----                   ---------                --------              ----------
                              security selection.

Asset Allocation Funds

  Scudder Pathway             Maximize total        There will be no fee as       $   11,728,045
  International Portfolio     return, consisting    the Manager will receive
                              of capital            a fee from the
                              appreciation plus     underlying funds
                              dividend income and
                              interest by
                              investing in a
                              select mix of
                              established
                              international and
                              global Scudder
                              Funds.

Global Growth Funds

  Global Discovery Fund       Above-average         1.100% of net assets          $  349,121,954
                              capital
                              appreciation over
                              the long term by
                              investing primarily
                              in the equity
                              securities of small
                              companies located
                              throughout the
                              world.

  Scudder Emerging Markets    Long term growth of   1.250% of net assets++        $  219,624,481
  Growth Fund                 capital primarily
                              through equity
                              investment in
                              emerging markets
                              around the globe.

  Scudder Global Fund         Long term growth of   1.000% to $500 million        $1,766,207,742
                              capital through a     0.950% next $500 million
                              diversified           0.900% next $500 million
                              portfolio of          0.850% over $1.5 billion
                              marketable
                              securities,
                              primarily equity
                              securities,
                              including common
                              stock, preferred
                              stocks and debt
                              securities
                              convertible into
                              common stocks.

            Fund                   Objective                Fee Rate              Net Assets
            ----                   ---------                --------              ----------
  Scudder Gold Fund           Maximum return        1.000% of net assets          $  132,131,545
                              (principal change
                              and income)
                              consistent with
                              investing in a
                              portfolio of
                              gold-related equity
                              securities and gold.

  Scudder Greater Europe      Long term growth of   1.000% to $1 billion          $  195,514,335
  Growth Fund                 capital through       0.900 thereafter*
                              investments
                              primarily in the
                              equity securities
                              of European
                              companies.

  Scudder International Fund  Long term growth of   0.900% to $500 million        $2,884,919,345
                              capital primarily     0.850% next $500 million
                              from foreign equity   0.800% next $1 billion
                              securities.           0.750% next $1 billion
                                                    0.700% thereafter

  Scudder International       Long term growth of   1.000% of net assets++        $   48,880,164
  Growth and Income Fund      capital and current
                              income primarily
                              from foreign equity
                              securities.

  Scudder International       Long term capital     1.000% of net assets             N/A**
  Growth Fund                 appreciation
                              through investment
                              primarily in the
                              equity securities
                              of foreign
                              companies with high
                              growth potential.

  Scudder International       Long term capital     1.000% of net assets             N/A**
  Value Fund                  appreciation
                              through investment
                              primarily in
                              undervalued foreign
                              equity securities.

  Scudder Latin America Fund  Long term capital     1.250% to $1 billion          $  882,555,049
                              appreciation          1.150% thereafter
                              through investment
                              primarily in the
                              securities of Latin
                              American

            Fund                   Objective                Fee Rate              Net Assets
            ----                   ---------                --------              ----------
                              issuers.

  Scudder Pacific             Long term growth of   1.100% of net assets          $  147,276,692
  Opportunities Fund          capital primarily
                              through investment
                              in the equity
                              securities of
                              Pacific Basin
                              companies,
                              excluding Japan.

  The Japan Fund, Inc.        Long term capital     0.850% to $100 million        $  265,181,931
                              appreciation          0.750% next $200 million
                              through investment    0.700% next $300 million
                              primarily in equity   0.650% thereafter
                              securities,
                              (including American
                              Depository
                              Receipts) of
                              Japanese companies.

Closed-End Funds

  Montgomery Street Income    High level of         0.500% to $150 million        $  207,315,702
  Securities, Inc.            current income        0.450% next $50 million
                              consistent with       0.400% thereafter
                              prudent investment
                              risks through a
                              diversified
                              portfolio primarily
                              of debt securities.

  Scudder Spain and           Long term capital     Adviser:                      $  112,909,567
  Portugal Fund, Inc.         appreciation          1.000% of net assets
                              through investment    Administrator:
                              primarily in equity   0.200% of net assets
                              securities of
                              Spanish &
                              Portuguese issuers.

Insurance Products

  Scudder Variable Life       Above-average         0.975% of net assets++        $   20,115,141
  Investment Fund Global      capital
  Discovery Portfolio         appreciation over
                              the long term by
                              investing primarily
                              in the equity
                              securities of small
                              companies located
                              throughout

            Fund                   Objective                Fee Rate              Net Assets
            ----                   ---------                --------              ----------
                              the world.

  Scudder Variable Life       Long term growth of   0.875% to $500 million        $  427,237,880
  Investment Fund             capital principally   0.725% thereafter
  International Portfolio     from a diversified
                              portfolio of
                              foreign equity
                              securities.

AARP Funds

  AARP Global Growth Fund     Long term capital     0.350% to $2 billion          $  148,029,373
                              growth, consistent    0.330% next $2 billion
                              with a share price    0.300% next $2 billion
                              more stable than      0.280% next $2 billion
                              other global funds,   0.260% next $3 billion
                              through investment    0.250% next $3 billion
                              primarily in common   0.240% thereafter
                              stocks of             Individual Fund Fee
                              established           0.550% of net assets
                              corporations in a
                              wide variety of
                              developed countries.

  AARP International Growth   Long term capital     0.350% to $2 billion          $   20,259,062
  and Income Fund             growth, consistent    0.330% next $2 billion
                              with a share price    0.300% next $2 billion
                              more stable than      0.280% next $2 billion
                              other international   0.260% next $3 billion
                              mutual funds,         0.250% next $3 billion
                              through investment    0.240% thereafter++
                              primarily in a        Individual Fund Fee
                              diversified           0.600% of net assets
                              portfolio of
                              foreign common
                              stocks with
                              above-average
                              dividend yields and
                              foreign securities
                              convertible into
                              common stocks.

----------

+ The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

++    Subject to waivers and/or expense limitations.

*     The addition of this breakpoint is effective October 1, 1998.

** Net asset information is not available for Scudder International Growth Fund and Scudder International Value Fund, each of which commenced operations on September 1, 1998.

                                  KEMPER FUNDS+

            Fund                   Objective                Fee Rate              Net Assets
            ----                   ---------                --------              ----------
Global and International Funds

  Kemper Asian Growth Fund       Long-term capital    0.850% to $250 million    $    6,398,000
                                 growth by            0.820% next $750 million
                                 investing in a       0.800% next $1.5 billion
                                 diversified          0.780% next $2.5 billion
                                 portfolio of Asian   0.750% next $2.5 billion
                                 equity securities.   0.740% next $2.5 billion
                                                      0.730% next $2.5 billion
                                                      0.720% thereafter**

  Kemper Emerging Markets        Long-term growth     1.250% of net assets**    $    1,147,000@
    Growth Fund                  of capital
                                 primarily through
                                 equity investment
                                 in emerging
                                 markets around the
                                 globe.

  Kemper Emerging Markets        High current         1.000% of net assets**    $    5,616,000@
    Income Fund                  income and,
                                 secondarily,
                                 long-term capital
                                 appreciation.

  Kemper Europe Fund             Long-term capital    0.750% to $250 million    $   23,910,000
                                 growth by            0.720% next $750 million
                                 investing in a       0.700% next $1.5 billion
                                 diversified          0.680% next $2.5 billion
                                 portfolio of         0.650% next $2.5 billion
                                 European equity      0.640% next $2.5 billion
                                 securities.          0.630% next $2.5 billion
                                                      0.620% thereafter

  Kemper Global Blue Chip Fund   Long-term growth     1.000% to $250 million    $    3,663,000@
                                 of capital through   0.950% next $750 million
                                 a diversified        0.900% thereafter**
                                 worldwide
                                 portfolio of
                                 marketable
                                 securities,
                                 primarily equity
                                 securities.

  Kemper Global Income Fund      High current         0.750% to $250 million    $   99,054,000
                                 income consistent    0.720% next $750 million
                                 with prudent total   0.700% next $1.5 billion
                                 return asset         0.680% next $2.5 billion
                                 management by        0.650% next $2.5 billion
                                 investing in a       0.640% next $2.5 billion
                                 portfolio of         0.630% next $2.5 billion
                                 investment grade     0.620% thereafter
                                 foreign and
                                 domestic fixed
                                 income securities.

            Fund                   Objective                Fee Rate              Net Assets
            ----                   ---------                --------              ----------
  Kemper International Fund      Total return, a      0.750% to $250 million    $  588,069,000
                                 combination of       0.720% next $750 million
                                 capital growth and   0.700% next $1.5 billion
                                 income,              0.680% next $2.5 billion
                                 principally          0.650% next $2.5 billion
                                 through an           0.640% next $2.5 billion
                                 internationally      0.630% next $2.5 billion
                                 diversified          0.620% thereafter
                                 portfolio of
                                 equity securities.

  Kemper International Growth    Long-term growth     1.000% of net assets**    $    1,556,000@
    and Income Fund              of capital and
                                 income, primarily
                                 from foreign
                                 equity securities.

  Kemper Latin America Fund      Long-term capital    1.250% to $250 million    $    1,441,000@
                                 appreciation         1.200% next $750 million
                                 through investment   1.150% thereafter**
                                 primarily in the
                                 securities of
                                 Latin American
                                 issuers.

Asset Allocation Funds           A balance between    0.580% to $250 million    $   106,339,000
    Kemper Horizon 10+           growth of capital    0.550%  next $750
      Portfolio                  and income,          million
                                 consistent with      0.530% next $1.5 billion
                                 moderate risk.       0.510% next $2.5 billion
                                                      0.480% next $2.5 billion
                                                      0.460% next $2.5 billion
                                                      0.440% next $2.5 billion
                                                      0.420% thereafter

    Kemper Horizon 20+           Growth of capital    0.580% to $250 million    $  110,076,000
      Portfolio                  and, secondarily,    0.550% next $750 million
                                 income.              0.530% next $1.5 billion
                                                      0.510% next $2.5 billion
                                                      0.480% next $2.5 billion
                                                      0.460% next $2.5 billion
                                                      0.440% next $2.5 billion
                                                      0.420% thereafter


    Kemper Horizon 5 Portfolio   Income consistent    0.580% to $250 million    $   55,335,000
                                 with preservation    0.550% next $750 million
                                 of capital and,      0.530% next $1.5 billion
                                 secondarily,         0.510% next $2.5 billion
                                 growth of capital.   0.480% next $2.5 billion
                                                      0.460% next $2.5 billion
                                                      0.440% next $2.5 billion
                                                      0.420% thereafter

Closed-End Funds                 Long-term capital    .75% of net assets(1)     $  315,059,000
    The Growth Fund of Spain,    appreciation by
      Inc.                       investing
                                 primarily in
                                 equity securities
                                 of

            Fund                   Objective                Fee Rate              Net Assets
            ----                   ---------                --------              ----------
                                 Spanish companies.

    Kemper High Income Trust     Highest current      0.850% of net assets(1)   $  222,919,000
                                 income obtainable
                                 consistent with
                                 reasonable risk
                                 with capital gains
                                 secondary.

    Kemper Intermediate          High current         0.800% of net assets(1)   $  267,218,000
      Government Trust           income consistent
                                 with preservation
                                 of capital by
                                 investing in U.S.
                                 and foreign
                                 government
                                 securities.

    Kemper Multi-Market          High current         0.850% of net assets(1)   $  217,508,000
      Income Trust               income consistent
                                 with prudent total
                                 return asset
                                 management by
                                 investing in a
                                 diversified portfolio
                                 of investment grade
                                 tax-exempt securities.

    Kemper Municipal Income      High level of        0.550% of net assets(1)   $  686,179,000
      Trust                      current income
                                 exempt from
                                 federal income tax.

  Kemper Strategic Income Fund   High current         0.850% of net assets(1)   $   53,129,000
                                 income by
                                 investing its
                                 assets in a
                                 combination of
                                 lower-rated
                                 corporate
                                 fixed-income
                                 securities,
                                 fixed-income
                                 securities of
                                 emerging market
                                 and other foreign
                                 issuers and,
                                 fixed-income
                                 securities of the
                                 U.S. Government
                                 and its agencies
                                 and
                                 instrumentalities
                                 and private
                                 mortgage-backed
                                 issues.

            Fund                   Objective                Fee Rate              Net Assets
            ----                   ---------                --------              ----------
  Kemper Strategic Municipal     High level of        0.600% of net assets(1)   $  130,895,000
    Income Trust                 current income
                                 exempt from
                                 federal income tax
                                 by investing in a
                                 diversified
                                 portfolio of
                                 tax-exempt
                                 municipal
                                 securities.

Annuity Products

  Kemper Global Blue Chip        Long-term growth     1.000% to $250 million              N/A*
    Portfolio                    of capital through   0.950% next $750 million
                                 diversified          0.900% thereafter
                                 worldwide
                                 portfolio of
                                 marketable
                                 securities,
                                 primarily equity
                                 securities.

  Kemper Global Income           High current         0.750% of net assets      $    2,145,000
    Portfolio                    income consistent
                                 with prudent total
                                 return asset
                                 management.

  Kemper International Growth    Long-term growth     1.000% of net assets                N/A*
    and Income Portfolio         of capital and
                                 current income,
                                 primarily from
                                 foreign equity
                                 securities.

  Kemper International           Total return, a      0.750% of net assets      $  200,046,000
    Portfolio                    combination of
                                 capital growth and
                                 income,
                                 principally
                                 through an
                                 internationally
                                 diversified
                                 portfolio of
                                 equity securities.

----------------------

+ The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

* Net asset information is not available for Kemper Global Blue Chip Portfolio and Kemper International Growth and Income Portfolio, each of which commenced operations on May 5, 1998.

**    Subject to waivers and/or reimbursements.

*** Net asset information is provided as of the semi-annual period ended April 30, 1998.

@ Net asset information is provided as of the semi-annual period ended March 31, 1998.

(1)     Based on average weekly net assets.

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS
(Please Detach at Perforation Before Mailing)
 ..............................................................................
 ..............................................................................

SCUDDER NEW EUROPE FUND, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Scudder New Europe Fund, Inc. (the "Fund"), hereby appoints [ ] and [ ] attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154, at _____ a.m,/p.m., and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated __________, 1999 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                          PLEASE SIGN, DATE AND RETURN
                        PROMPTLY IN THE ENCLOSED ENVELOPE

                  Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                  Date:
                       ----------------------------------------------

                       ----------------------------------------------
                       Signature(s)        (Title(s), if applicable)

VOTE THIS VOTING INSTRUCTION CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE
THE EXPENSE OF ADDITIONAL MAILINGS
(Please Detach at Perforation Before Mailing)

 ...............................................................................
 ...............................................................................

Please indicate your vote by an "X" in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" APPROVAL OF THE PROPOSAL.

     1. To approve or disapprove a proposal to convert the Fund from a closed-end investment company to an open-end investment company, which proposal includes the following:

                  (a) Changing the Fund's subclassification from a closed-end investment company to an open-end investment company;

                  (b) Amending and Restating the Fund's Articles of Incorporation to provide for such conversion; and

                  (c) Changing certain of the Fund's fundamental investment policies to reflect its proposed new subclassification.

                        FOR  / /       AGAINST  / /       ABSTAIN  / /

     2. To approve or disapprove certain further amendments to the Fund's Articles of Incorporation in the event that Proposal 1 is approved.

                        FOR  / /       AGAINST  / /       ABSTAIN  / /

     3.  To elect the Board of Directors

                  (a) To elect nominees who will continue to serve on the Board of the Fund in the event that Proposal 1 is not approved; or

                  (b) To elect nominees to serve on the Board of the Fund if Proposal 1 is approved.

                        FOR  / /       AGAINST  / /       ABSTAIN  / /

     4. To ratify the selection of Ernst & Young LLP as independent auditors for the Fund.

                        FOR  / /       AGAINST  / /       ABSTAIN  / /

     5. To approve or disapprove a new Investment Advisory Agreement with Scudder Kemper Investments, Inc. providing for, among other things, a lower advisory fee rate than that paid under the current Investment Advisory Agreement, which Agreement would take effect if Proposal 1 is approved.

                        FOR  / /       AGAINST  / /       ABSTAIN  / /

     6. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.